[PHOTO]

VANGUARD
BALANCED INDEX
FUND

Annual Report
December 31, 1996


THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                        1


                                   The Markets
                                 In Perspective

                                        4


                                    Portfolio
                                     Profile

                                        6


                                   Performance
                                     Summary

                                       10


                                    Financial
                                   Statements

                                       11


                                    Report Of
                                   Independent
                                   Accountants

                                       42


                                  Directors And
                                    Officers

                                INSIDE BACK COVER

[PHOTO]
JOHN C. BOGLE

[PHOTO]
JOHN J. BRENNAN

     FELLOW SHAREHOLDER,

     Bolstered by the U.S. stock market's continued surge--yet restrained by the lackluster performance of bonds--Vanguard Balanced Index Fund provided a solid total return of +13.9% in the year ended December 31, 1996.

     Our Fund's return bettered that of the average balanced fund by the smallest of margins and trailed that of our target composite index by the same tiny gap. Our target index is composed of two unmanaged market indexes in a 60%/40% ratio of stocks to bonds. Those indexes are the Wilshire 5000 Index, which reflects the entire U.S. stock market; and the Lehman Aggregate Bond Index, a good measure of the entire U.S. bond market. The table at right summarizes our results.

     Our Fund's return is based on an increase in net asset value from $12.77 per share on December 31, 1995, to $13.92 per share on December 31, 1996, with the latter figure adjusted for dividends totaling $0.49 per share paid from net investment income and distributions of $0.12 per share paid from net realized capital gains. Based on the Fund's net asset value on December 31, 1996, its dividend yield was 3.6%.

--------------------------------------------------------
                                         TOTAL RETURN
                                          YEAR ENDED
                                       DECEMBER 31, 1996
--------------------------------------------------------
Vanguard Balanced Index Fund                 +13.9%
--------------------------------------------------------
Average Balanced Fund                        +13.8%
--------------------------------------------------------
Composite Balanced Index*                    +14.0%
--------------------------------------------------------
Wilshire 5000 Index                          +21.2%
Lehman Aggregate Bond Index                  + 3.6
--------------------------------------------------------

*60% Wilshire 5000 Index, 40% Lehman Aggregate
Bond Index.

1996 PERFORMANCE OVERVIEW

In a nearly ideal environment of moderate economic growth, rising corporate profits, and continued low inflation, the U.S. stock market flourished in 1996. Interest rates fluctuated substantially, rising early in the year along with estimates of the economy's strength, then declining in the autumn as estimates of economic growth abated--and with them, inflation anxieties. However, interest rates closed the year with a sharp upward spike in December. The yield on the benchmark 30-year U.S. Treasury bond finished the year at 6.6%--up about six-tenths of a percentage point from 6.0% at the end of 1995--driving the price of the long bond down by nearly -8%.

     In contrast, the price trend for common stocks was virtually one-way: up. The Standard & Poor's 500 Composite Stock Price Index provided positive returns in all but two months (July and December), as both growth stocks and value stocks turned in strong performances. Because of the market's overwhelming bias toward stocks of large-capitalization companies, the benchmark for the stock portion of our Fund, the Wilshire 5000 Index, did not keep pace with the S&P 500 Index during the year. Even so, the Wilshire 5000 Index's +21.2% return in 1996 was excellent, a full 6.5 percentage points above the Index's annualized return of +14.7% over the past decade.

     On the bond side, the rise in interest rates during the year dampened returns. The Lehman Aggregate Bond Index achieved a total return of +3.6%, consisting of an income return of +6.8%, reduced by a -3.2% capital return. The Lehman Aggregate Bond Index's return for the year was well below the annual average of +8.5% it achieved for the period 1986 through 1996.

     We once again--for the third consecutive year--outpaced the average return earned by comparable balanced funds. In 1996, however, our margin of superiority was modest to a fault (+13.9% versus +13.8%). We were somewhat handicapped on the bond side: The quality of our bonds was higher than our peers' and the maturity longer. Over the long term, we believe this combination will redound to the benefit of our shareholders.

LIFETIME PERFORMANCE OVERVIEW

During its brief life span, Vanguard Balanced Index Fund has achieved an average annualized return of +12.8%, providing an annual margin of +0.9% over the average balanced fund while trailing our target composite index by -0.4%. The table below presents average annual returns since our inception date, along with the growth of hypothetical $10,000 investments in our Fund, the average balanced mutual fund, and the composite balanced index.

----------------------------------------------------------------------
                                              TOTAL RETURN
                                       NOV. 9, 1992, TO DEC. 31, 1996
                                      --------------------------------
                                      AVERAGE         FINAL VALUE OF
                                      ANNUAL             A $10,000
                                       RATE         INITIAL INVESTMENT
----------------------------------------------------------------------
Vanguard Balanced Index Fund          +12.8%             $16,460
----------------------------------------------------------------------
Average Balanced Fund                 +11.9%             $15,944
----------------------------------------------------------------------
Composite Balanced Index              +13.2%             $16,716
----------------------------------------------------------------------

     Our lifetime performance has earned the Fund a place among the top third of all balanced mutual funds. Our edge over our average competitor has been accounted for--and then some--by our low expense ratio, which is 0.20% of average net assets, well below the expense ratio of 1.26% charged by the average balanced mutual fund. What is more, this higher lifetime return has come hand in hand with a record of lower risk (volatility) than our peers. In all, our record during the more than four years since the Fund's founding reaffirms our confidence that our consistent investment strategy, steady implementation, low portfolio turnover, and exceptionally low costs will carry the day.

     Low as they are, our expenses account for part of our shortfall against the composite index. As a theoretical construct, this index incurs none of the operating, administrative, or investment advisory expenses that are borne by all mutual funds, even index funds. The balance of our modest shortfall was the result of "tracking error," which arises because we own a representative sample of the securities in the Wilshire 5000 and Lehman Aggregate Bond Indexes, rather than every stock or bond in each Index. Consequently, our performance may differ slightly from that of our target from time to time--sometimes positively, sometimes negatively but variations we expect to be offsetting over longer periods.

     We should emphasize that future returns from the financial markets may be lower than those of the past four years, which by historical standards was an unusually bountiful period for stocks. A +13% average annual return on a stock-bond portfolio, we would suggest, is well above the reward investors should expect over the long term from any mutual fund, to say nothing of one that takes a conservative approach.

     We also remind investors to take note of the divergence of the returns of stocks and bonds in 1996, which followed a year when both types of investments enjoyed explosive rallies. The fact that stocks and bonds will rise and fall--sometimes in tandem, sometimes not--is reason enough for investors to always view the future with caution. Not coincidentally, the recognition that the stock and bond markets will not only fluctuate, but diverge unpredictably is also the foundation of the investment policy of Vanguard Balanced Index Fund.

IN SUMMARY

Most mutual fund investors understand that volatility risk is a measure of how much an investment may fluctuate in value over a given period. But many equity investors today have experienced only "upside volatility." The U.S. stock market has been rising--with only a few, relatively brief setbacks--for nearly 15 years. The bond market has provided extraordinarily high returns over the same period.

     Against this backdrop, it seems appropriate to step back and assess the outlook for the financial markets. While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks or bonds will enjoy a repeat of the exceptional returns of this remarkable era. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced portfolio of stock funds, bond funds, and money market funds will withstand the volatility of the financial markets and be rewarded. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.


/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

Chairman of the Board                             President

January 20, 1997

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.

--------------------------------------------------------------------
                                       AVERAGE ANNUALIZED RETURNS
                                     PERIODS ENDED DECEMBER 31, 1996
                                     -------------------------------
                                      1 YEAR    3 YEARS    5 YEARS
--------------------------------------------------------------------
Equity
    S&P 500 Index                      23.0%      19.7%      15.2%
    Russell 2000 Index                 16.5       13.7       15.6
    MSCI-EAFE Index                     6.4        8.6        8.5
--------------------------------------------------------------------
Fixed-Income
    Lehman Aggregate Bond Index         3.6%       6.0%       7.0%
    Lehman 10-Year Municipal
      Bond Index                        4.5        5.3        7.5
    Salomon 90-Day U.S. Treasury Bills  5.3        5.1        4.4
--------------------------------------------------------------------
Other
    Consumer Price Index                3.3%       2.8%       2.8%
--------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

     When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost interest rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

     Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the Euro-pean and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

PORTFOLIO PROFILE: BALANCED INDEX FUND
DECEMBER 31, 1996

This Profile provides a snapshot of the Fund's equity and fixed-income characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 8 and 9.

TOTAL FUND CHARACTERISTICS
---------------------------------------------
Turnover Rate                             37%
Expense Ratio                           0.20%
Cash Reserves                            0.8%
---------------------------------------------

TOTAL FUND VOLATILITY MEASURES
---------------------------------------------
                          BALANCED
                        INDEX FUND    S&P 500
---------------------------------------------
R-Squared                     0.96       1.00
Beta                          0.69       1.00

EQUITY CHARACTERISTICS
---------------------------------------------
                          BALANCED   WILSHIRE
                        INDEX FUND       5000
---------------------------------------------
Number of Stocks             2,433      7,352
Median Market Cap           $11.2B     $10.8B
Price/Earnings Ratio         19.8x      19.8x
Price/Book Ratio              3.2x       3.2x
Yield                         3.6%       1.8%
Return on Equity             18.7%      18.6%
Earnings Growth Rate         14.1%      14.1%
Foreign Holdings              0.4%       0.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------------------
                                                 DECEMBER 31, 1995      DECEMBER 31, 1996
                                                 -------------------------------------------
                                                     BALANCED         BALANCED      WILSHIRE
                                                    INDEX FUND       INDEX FUND       5000
--------------------------------------------------------------------------------------------
Basic Materials .............................          6.0%              5.4%         5.4%
Capital Goods & Construction ................          8.2               8.3          8.3
Consumer Cyclical ...........................         13.6              13.5         13.5
Consumer Staples ............................          9.4               9.7          9.6
Energy ......................................          7.0               7.6          7.4
Financial ...................................         16.3              17.3         17.8
Health Care..................................         10.5              10.1          9.9
Technology ..................................         13.4              15.1         14.9
Transport & Services ........................          1.8               1.6          1.6
Utilities ...................................         11.2               8.9          8.9
Miscellaneous ...............................          2.6               2.5          2.7
--------------------------------------------------------------------------------------------

PORTFOLIO ALLOCATION
---------------------------------------------
Stocks                                     60%
Bonds                                    39.4%
Cash Reserves                               1%

TEN LARGEST HOLDINGS (% OF COMMON STOCK)
---------------------------------------------
General Electric Co.                     2.1%
The Coca-Cola Co.                        1.7
Exxon Corp.                              1.6
Intel Corp.                              1.4
Microsoft Corp.                          1.3
Merck & Co., Inc.                        1.3
Philip Morris Cos., Inc.                 1.2
International Business Machines Corp.    1.0
Procter & Gamble Co.                     1.0
AT&T Corp.                               0.9
---------------------------------------------
Top Ten                                 13.5%
Top Ten as % of Total Net Assets         7.7

EQUITY INVESTMENT FOCUS
---------------------------------------------
[CHART]

FIXED-INCOME CHARACTERISTICS
---------------------------------------------
Number of Bonds                           266
Average Coupon                           7.6%
Average Maturity                    8.8 years
Average Quality                           Aaa
Average Duration                    4.7 years

DISTRIBUTION BY ISSUER (% OF BONDS)
---------------------------------------------
Treasury/Agency                         34.1%
Mortgage                                30.3
Finance                                 12.0
Industrial                               9.8
Asset-Backed                             5.5
Foreign                                  4.6
Utilities                                3.7
---------------------------------------------
Total                                  100.0%

FIXED-INCOME INVESTMENT FOCUS
---------------------------------------------
[CHART]

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
---------------------------------------------
Aaa                                     71.0%
Aa                                       3.5
A                                       16.5
Baa                                      9.0
Ba                                        --
B                                         --
Not Rated                                 --
---------------------------------------------
Total                                  100.0%

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies assign ratings after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy corporate bond issuers.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a balanced portfolio's equity segment in terms of two attributes--market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend). For instance, if the upper right box of the grid is shaded, it indicates that this segment emphasizes large-capitalization growth stocks.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a balanced portfolio's fixed-income segment in terms of two attributes--average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts of companies based outside the United States.

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely it is to perform in line with the overall stock market.

PORTFOLIO ALLOCATION. This graph shows the distribution, by type of asset, of the Fund's holdings.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's total net assets in its ten largest investments (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile since they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY: BALANCED INDEX FUND


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: 11/9/92-12/31/96
---------------------------------------------------------
                   BALANCED INDEX FUND          COMPOSITE
                                                 INDEX*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN     RETURN       RETURN
---------------------------------------------------------
1992           2.9%        0.8%       3.7%         3.8%
1993           6.1         3.9       10.0         10.7
1994          -5.2         3.6       -1.6         -1.2
1995          24.0         4.6       28.6         29.0
1996          10.0         3.9       13.9         14.0

*60% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index.
See Financial Highlights table on page 39 for dividend and capital gains information since the Fund's inception.

CUMULATIVE PERFORMANCE: 11/9/92-12/31/96
--------------------------------------------------------------------------------------------------------------------
Cumulative Performance 10 yr Graph - Portfolio/ Benchmark - Vanguard Balanced
Index Fund

         VANGUARD BALANCED INDEX   LIPPER BALANCED FUNDS AVERAGE   60% WILSHIRE 5000;40% AGGREGATE BD   WILSHIRE 5000   LEHMAN
199211           10,000                        10000                          10000                         10000       10000
199212           10,369                        10373                          10383                         10524       10188
199303           10,769                        10784                          10821                         10972       10609
199306           10,920                        10949                          10988                         11055       10890
199309           11,286                        11325                          11369                         11502       11174
199312           11,397                        11482                          11496                         11711       11181
199403           10,995                        11108                          11108                         11275       10860
199406           10,887                        10973                          11011                         11187       10748
199409           11,257                        11294                          11397                         11794       10814
199412           11,212                        11193                          11363                         11704       10855
199503           12,025                        11867                          12207                         12761       11402
199506           12,984                        12728                          13188                         13952       12096
199509           13,774                        13438                          14012                         15227       12334
199512           14,417                        14012                          14663                         15970       12859
199603           14,787                        14368                          15046                         16866       12631
199606           15,184                        14703                          15480                         17610       12703
199609           15,571                        15113                          15867                         18108       12938
199612           16,426                        15944                          16716                         19357       13329

--------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED DECEMBER 31, 1996
                                 ----------------------------------        FINAL VALUE OF A
                                 1 YEAR            SINCE INCEPTION        $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
Balanced Index Fund*             13.91%                  12.73%                $16,426
Average Balanced Fund            13.76                   11.92                  15,944
Composite Balanced Index**       14.01                   13.21                  16,716
Wilshire 5000 Index              21.21                   17.29                  19,357
Lehman Aggregate Bond Index       3.63                    7.18                  13,329
--------------------------------------------------------------------------------------------

*Performance figures are adjusted for the $10 annual account maintenance fee. **60% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                                    INCEPTION                    ---------------------------
                                      DATE        1 YEAR         CAPITAL     INCOME    TOTAL
--------------------------------------------------------------------------------------------
Balanced Index Fund*                 11/9/92      13.91%           8.66%      4.07%   12.73%
--------------------------------------------------------------------------------------------

* Performance figures are adjusted for the $10 annual account maintenance fee.

[PHOTO]

FINANCIAL STATEMENTS
DECEMBER 31, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.). The Fund's Wilshire 5000 Index common stocks are listed alphabetically; corporate bonds are subtotaled by industry sector and reported separately from U.S. and foreign government bonds. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement- date values.

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                            SHARES           (000)
---------------------------------------------------------------------
COMMON STOCKS (56.9 %)(1)
---------------------------------------------------------------------
   AAR Corp.                                    5,200         $   157
#  ABR Information Services, Inc.                 800              32
#  ACC Corp.                                    1,800              54
#  ADC Telecommunications, Inc.                 8,000             249
#  AER Energy Resources, Inc.                   2,800               6
#  AES Corp.                                    3,607             168
   AFLAC, Inc.                                  8,187             350
   AGCO Corp.                                   3,400              97
   AGL Resources Inc.                           3,800              80
   AK Steel Holding Corp.                       1,600              63
#  AM International, Inc.                       4,000              18
#  AML Communications, Inc.                     4,050              55
#  AMR Corp.                                    5,300             467
#  APAC Teleservices, Inc.                      2,500              96
   APL Ltd.                                     2,800              66
   ARCO Chemical Co.                            5,500             270
   AT&T Corp.                                  98,900           4,302
   AVX Corp.                                    4,700             101
   Abbott Laboratories                         47,900           2,431
#  Acclaim Entertainment Inc.                   5,800              19
#  AccuStaff, Inc.                             11,054             234
   Ackerley Communications, Inc.                4,600              54
#  Acme Metals, Inc.                              200               4
#  ACNielson Corp.                              3,366              51
#  Action Performance Cos., Inc.                2,532              46
#  Active Voice Corp.                           2,500              34
#  Acuson Corp.                                 4,200             102
#  Acxiom Corp.                                 3,200              76
   ADAC Laboratories                            4,000              96
#  Adaptec, Inc.                                6,800             272
   Adobe Systems, Inc.                          4,000             150
#  Adtran, Inc.                                 2,100              87
#  Advance Paradigm, Inc.                         500              10
#  Advanced Fibre Communications                1,800             100
#  Advanced Polymer Systems                     8,200              62
#  Advanced Tissue Sciences Inc.                1,300              13
#  Advanced Technology
     Laboratories, Inc.                         2,400              74
   ADVO, Inc.                                   4,300              60
#  Advanced Micro Devices, Inc.                11,200             288
   Advanta Corp. Class A                        2,650             113
#  Aerovox, Inc.                                  900               4
   Aetna Inc.                                   9,021             722
   Aetna Inc. 6.25% Series C                      674              53
   Affiliated Community Bancorp                 1,700              36
#  Affiliated Computer Services, Inc.           2,200              65
#  Affymetrix, Inc.                             2,800              57
   H.F. Ahmanson & Co.                          6,300             205
#  Air and Water Technologies Corp.
     Class A                                    1,500               9
   Air Express International Corp.              2,700              87
   Air Products & Chemicals, Inc.               6,600             456
#  Airsensors Inc.                                300               3
   Airborne Freight Corp.                       2,700              63
#  Airgas, Inc.                                 3,400              75
#  AirTouch Communications, Inc.               30,600             773
   AirTouch Communications, Inc.
     Cvt. Pfd. 6.00%                              905              25
   AirTouch Communications, Inc.
     Pfd. 4.25% Series C                          581              26
#  Alanco Environmental
     Resources Corp.                           13,900              28

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                            SHARES           (000)
---------------------------------------------------------------------
   Albemarle Corp.                              3,150         $    57
   Alberto-Culver Co. Class B                   1,700              82
   Alberto-Culver Co. Class A                   1,400              58
   Albertson's, Inc.                           15,500             552
   Alco Standard Corp.                          7,500             387
   Alex Brown, Inc.                               700              51
   Alexander & Alexander
     Services, Inc.                             4,800              83
   Alexander & Baldwin, Inc.                    2,800              69
#  Alexander's, Inc.                              277              22
   Alfa Corp.                                   5,200              66
#  All American Semiconductor, Inc.             1,000               1
#  Alleghany Corp.                                328              70
   Allegheny Power System, Inc.                 7,100             216
   Allegheny Teledyne Inc.                     10,675             246
   Allegiance Corp.                             3,200              88
#  The Allen Group, Inc.                        3,600              80
   Allergan, Inc.                               3,800             135
#  Alliance Entertainment                       9,600              18
#  Alliance Pharmaceutical Corp.                4,798              65
#  Alliance Semiconductor Corp.                 2,500              18
   Allied Capital Commercial Corp.              3,800              88
   Allied Capital Lending Corp.                 4,800              73
#  Allied Digital Technologies Corp.            1,500               4
#  Allied Holdings, Inc.                        5,400              42
   AlliedSignal Inc.                           17,400           1,166
   Allmerica Financial Corp.                    3,100             104
   Allmerica Property & Casualty Cos.           3,600             109
   Allstate Corp.                              27,326           1,581
   ALLTEL Corp.                                11,100             348
#  Allwaste, Inc.                               5,900              30
#  Altera Corp.                                 2,500             182
#  Altris Software, Inc.                        4,300              28
#  Alumax, Inc.                                 2,250              75
   Aluminum Co. of America                     10,400             663
#  Alyn Corp.                                     600               6
#  ALZA Corp.                                   5,200             135
#  Amax Gold, Inc.                             10,006              64
   AMBAC, Inc.                                  1,800             119
   Amcast Industrial Corp.                      1,904              47
   Amerada Hess Corp.                           5,800             336
#  Amerco Inc.                                  1,100              38
#  America Online, Inc.                         5,500             183
#  America West Airlines, Inc.                  6,800             108
   American Annuity Group Inc.                  1,500              21
#  Amdahl Corp.                                 6,100              74
   American  Bancorp                              400              10
   American Bankers
     Insurance Group                            1,700              87
   American Brands, Inc.                       10,400             516
#  American Business
     Information, Inc.                          3,784              83
#  American Coin
     Merchandising, Inc.                        1,700               9
   American Electric Power Co., Inc.           10,900             448
#  American Exploration Co.                     2,600              42
   American Express Co.                        29,084           1,643
   American Financial Group, Inc.               3,800             143
#  American Freightways                         1,396              15
   American General Corp.                      12,100             495
   American Greetings Corp. Class A             4,600             131
   American Health Properties, Inc.             4,000              96
   American Health Properties
     Psychiatric Group                            300               5
   American Heritage Life
     Investment Corp.                           2,400              63
   American Home Products Corp.                39,000           2,286
   American International Group, Inc.          28,800           3,118
   American List Corp.                            632              19
#  American Management
     Systems, Inc.                              2,200              54
#  American Medical Response, Inc.              1,300              42
#  American Media Class A                       9,700              57
   American National Insurance Co.              1,400             104
#  American Oncology
     Resources, Inc.                            2,600              26
#  American Power Conversion Corp.              5,800             158
#  American Standard Cos., Inc.                 4,800             184
   American States Financial Corp.              3,400              90
   American Stores Co.                          8,600             352
#  American Wagering, Inc.                      2,300              29
   American Water Works Co., Inc.               5,900             122
   Ameron International Corp.                   1,400              72
#  AmeriSource Health Corp.                     1,100              53
#  Ames Department Stores, Inc.                 7,000              30
   Ameritech Corp.                             33,700           2,043
   AmeriGas Partners, LP                        2,500              56
#  Amgen, Inc.                                 16,300             887
   AMP, Inc.                                   13,492             518
   Amoco Corp.                                 30,000           2,415
#  Ampal-American Israel Corp.                 12,000              58
   Ampco-Pittsburgh Corp.                       2,200              26
#  Ampex Corp. Class A                          2,200              21
#  Amphenol Corp.                               2,200              49
   AmSouth Bancorp                              3,200             155
   Amvestors Financial Corp.                    3,100              46
   Anadarko Petroleum Corp.                     3,100             201
#  Analog Devices, Inc.                         6,950             235
   Analogic Corp.                               2,600              86
#  Anchor Gaming                                2,000              80
#  Andrea Radio Corp.                             100               1
#  Andrew Corp.                                 3,725             198
   Angelica Corp.                               2,200              42
   Anheuser-Busch Cos., Inc.                   29,800           1,192
#  Anixter International Inc.                   2,500              40
#  AnnTaylor Stores Corp.                       3,400              60
   Aon Corp.                                    6,400             398
   Apache Corp.                                 7,700             272
#  Apogee, Inc.                                 1,600               6
#  Apollo Group, Inc. Class A                   2,700              90
#  Apple Computer, Inc.                         7,700             160
   Apple South, Inc.                            1,600              21
   Applebee's International, Inc.               1,900              52
#  Apria Healthcare                             4,200              79
#  Applied Microsystems Corp.                   1,900              26
#  Applied Magnetics Corp.                      1,600              48
#  Applied Materials, Inc.                     10,500             377
   Applied Power, Inc.                          2,600             103
   AMBI, Inc.                                   4,400              12
#  Applix, Inc.                                 1,400              30
   Aquarion Co.                                 1,800              50
#  Aquila Biopharmaceuticals, Inc.                173               1

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
   Arbor Drugs, Inc.                            5,250         $    91
#  Arbor Software Corp.                         1,300              31
   Arcadian Corp.                               2,000              53
   Archer-Daniels-Midland Co.                  32,344             712
   Argonaut Group, Inc.                         2,800              87
#  Argosy Gaming Co.                            1,100               5
#  Armco, Inc.                                 17,500              72
   Armstrong World Industries Inc.              2,600             181
   Arnold Industries, Inc.                      3,600              57
#  Arrhythmia Research
     Technology, Inc.                           7,000              18
#  Arrow Electronics, Inc.                      2,737             146
   Arrow Financial Corp.                        1,650              39
#  Arterial Vascular Engineering, Inc.          1,800              23
#  Artra Group Inc.                            16,500             105
#  Artisoft, Inc.                               4,200              22
   Arvin Industries, Inc.                       2,800              69
   Atlantic Southeast Airlines Inc.             3,400              75
   ASARCO, Inc.                                 2,100              52
#  Ascend Communications, Inc.                  7,100             441
   Ashland Coal Inc.                            1,000              28
   Ashland Inc.                                 3,500             154
#  Aspect Telecommunications Corp.              1,300              82
#  Aspen Technologies, Inc.                     1,300             104
   Associated Banc-Corp.                        1,100              47
#  Associated Group, Inc.                       1,204              36
   Associates First Capital Corp.               5,400             238
   Astoria Financial Corp.                      1,300              48
#  Asyst Technologies, Inc.                     1,278              22
   Atlanta Sosnoff Capital                      2,100              19
#  Atlantic Gulf Communities Corp.              1,500               6
   Atlantic Richfield Co.                       9,400           1,246
   Atlantic Energy, Inc.                        4,600              79
#  Atlantic Tele-Network, Inc.                  2,200              34
#  Atlas Air, Inc.                                800              38
#  Atmel Corp.                                  6,100             203
#  Atwood Oceanics, Inc.                        1,133              72
#  Auspex Systems, Inc.                         1,600              19
   Autodesk, Inc.                               2,200              62
#  Autobond Acceptance Corp.                    2,000              20
   Automatic Data Processing, Inc.             17,800             763
#  AutoZone, Inc.                               9,600             264
   Avalon Properties, Inc. REIT                 1,900              55
#  Avant! Corp.                                 2,700              85
#  Avatar Holding, Inc.                         2,000              65
   Avemco Corp.                                 1,900              30
   Avery Dennison Corp.                         5,800             205
#  Aviall Inc.                                  7,775              72
   Avnet, Inc.                                  2,100             122
   Avon Products, Inc.                          7,900             451
#  BBN Corp.                                    2,900              65
#  BHC Communications, Inc.
     Class A                                    1,200             122
#  BISYS Group, Inc.                            1,600              59
#  BJ Services Co.                              2,313             118
#  BJ Services Co. Warrants
     Exp. 4/13/00                                 787              21
   BMC Industries, Inc.                         2,237              70
#  BMC Software, Inc.                           5,600             233
   BRE Properties Inc. Class A REIT             1,956              48
   BSB Bancorp, Inc.                            4,154             112
   BW/IP Inc.                                   3,000              50
   Badger Paper Mills, Inc.                     3,200              26
   Baker Hughes, Inc.                           8,700             300
   J. Baker, Inc.                                 600               3
   Ball Corp.                                   1,800              47
   Ballard Medical Products                     3,500              65
   Baltimore Gas & Electric Co.                 8,900             238
   Banc One Corp.                              26,154           1,125
   Bancorp Hawaii, Inc.                         2,250              95
#  Banctec, Inc.                                2,300              47
   Bandag, Inc.                                 1,400              66
   Bangor Hydro-Electric Co.                    1,200              11
   Bank of Boston Corp.                         9,420             605
   The Bank of New York Co., Inc.              23,700             800
   BankAtlantic Bancorp, Inc.
     Class A                                    1,623              21
   BankAtlantic Bancorp, Inc.
     Class B                                    5,792              77
   BankAmerica Corp.                           21,558           2,150
   Bankers Life Holding Corp.                   5,000             125
   Bankers Trust New York Corp.                 4,800             414
#  Banner Aerospace                             9,000              78
   BanPonce Corp.                               4,100             138
   Banta Corp.                                  1,800              41
#  Banyan Systems, Inc.                         4,100              18
   C.R. Bard, Inc.                              3,100              87
#  Barnes & Noble Inc.                          2,024              55
   Barnett Banks, Inc.                         11,552             475
#  Barr Labs Inc.                               5,400             137
#  Barra, Inc.                                  1,800              49
#  Barrett Resources Corp.                      1,800              77
#  Base Ten Systems Class A                     8,000              97
   Battle Mountain Gold Co. Class A            12,200              84
   Bausch & Lomb, Inc.                          3,300             116
   Baxter International, Inc.                  16,700             685
#  Bay Networks Inc.                           10,945             228
#  BE Avionics Inc.                             3,200              87
   Beacon Properties Corp. REIT                 2,900             106
   Bear Stearns Co., Inc.                       6,924             193
   Beckman Instruments Inc.                     1,732              66
   Becton, Dickinson & Co.                      7,700             334
#  Bed Bath & Beyond, Inc.                      4,148             101
#  Bel Fuse, Inc.                               6,900              96
#  Belco Oil & Gas Corp.                        1,900              52
   Belden Inc.                                  1,000              37
   Bell Atlantic Corp.                         26,400           1,709
#  Bell Sports Corp.                              700               4
   BellSouth Corp.                             61,000           2,463
#  Belmont Homes, Inc.                          4,800              47
   A. H. Belo Corp. Class A                     2,600              91
   Bemis Co., Inc.                              3,100             114
#  Benchmarq Microelectronics, Inc.             3,200              68
   Beneficial Corp.                             2,900             184
#  Bentley Pharmaceuticals, Inc.                2,200               6
   Bergen Brunswig Corp. Class A                2,440              70
   W.R. Berkley Corp.                           1,200              61
#  Berkshire Hathaway Class A                      50           1,705
#  Berlitz International, Inc.                  2,101              44
#  Bertucci's Holding Corp.                     5,239              28
#  Best Buy Co., Inc.                           4,400              47
#  Bethlehem Steel Corp.                        6,500              59

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                            SHARES           (000)
---------------------------------------------------------------------
   BetzDearborn Inc.                            1,500         $    88
#  Beverly Enterprises Inc.                     8,600             110
#  Big Flower Press Holdings, Inc.              3,100              58
#  Biotechnology General                        3,200              42
#  Biogen, Inc.                                 3,400             131
   Biomet, Inc.                                 5,800              88
   Birmingham Steel Corp.                       2,350              45
#  Bitwise Designs, Inc.                        2,900              14
   Black & Decker Corp.                         5,200             157
   Blair Corp.                                  2,700              52
   E.W. Blanch Holdings, Inc.                   2,400              48
   Block Drug Co. Class A                       1,067              50
   H & R Block, Inc.                            6,400             186
#  Blyth Industries, Inc.                       1,700              78
   Boatmen's Bancshares, Inc.                   9,000             580
   Bob Evans Farms, Inc.                        2,200              30
   The Boeing Co.                              21,441           2,281
   Boise Cascade Corp.                          2,500              79
#  Boise Cascade Office
     Products Corp.                             4,400              92
#  Borders Group, Inc.                          2,000              72
   Borg-Warner Automotive, Inc.                 1,400              54
#  Borland International, Inc.                  3,000              16
#  Boston Beer Co., Inc. Class A                2,300              24
#  Boston Chicken, Inc.                         4,000             144
   Boston Edison Co.                            2,200              59
#  Boston Scientific Corp.                     10,400             624
   Bowater Inc.                                 1,900              71
   Bowne & Co., Inc.                            3,100              76
#  Boyd Gaming Corp.                            5,800              48
#  Boyds Wheels, Inc.                           1,000              14
   Breed Technological Inc.                     3,200              83
   Briggs & Stratton Corp.                      1,500              66
#  Brinker International, Inc.                  3,600              58
#  Bristol Hotel Co.                            2,700              86
   Bristol-Myers Squibb Co.                    30,800           3,350
#  Bright Voice Systems, Inc.                     114               2
#  BroadVision, Inc.                              900               7
#  Broderbund Software, Inc.                    2,512              75
   Brooklyn Union Gas Co.                       2,450              74
#  Brooks Fiber Properties, Inc.                1,800              46
#  Brothers Gourmet Coffees, Inc.                 500               1
   Brown-Forman Corp. Class B                   4,100             188
   Browning-Ferris Industries, Inc.            12,400             326
   Brunswick Corp.                              5,800             139
#  Buffets Inc.                                 3,800              34
#  Burlington Coat Factory
     Warehouse Corp.                            1,900              25
#  Burlington Industries, Inc.                  5,703              63
   Burlington Northern Santa Fe Corp.           8,940             772
   Burlington Resources, Inc.                   7,500             378
#  Burr-Brown Corp.                             2,000              52
   CB Bancshares Inc./Hawaii                    1,300              38
   CCB Financial Corp.                          2,100             143
#  C-Cube Microsystems, Inc.                    1,500              55
#  CDI Corp.                                    2,200              62
#  CDW Computer Centers, Inc.                   1,300              77
#  CFI ProServices, Inc.                        1,631              23
   CIGNA Corp.                                  4,100             560
   CIPSCO, Inc.                                 1,600              58
   CMAC Investment Corp.                        4,574             168
   CML Group, Inc.                              2,700               9
   CMS Energy Corp.                             4,800             161
   CPI Corp.                                    2,900              49
#  CNA Financial Corp.                          3,400             364
   CNB Bankshares, Inc.                           200               8
   CPC International, Inc.                      8,500             659
   CSX Corp.                                   12,400             524
#  CUC International, Inc.                     26,123             620
   CVS Corp.                                    6,200             257
   CWM Mortgage Holdings Inc.                   2,700              58
#  Cabletron Systems, Inc.                      9,310             310
#  Cable Design Technologies                    1,800              56
   Cabot Corp.                                  3,800              95
   Cabot Oil & Gas Corp. Class A                3,900              67
#  Cadence Design Systems, Inc.                 4,500             179
#  Cadiz Land Co., Inc.                         2,500              13
   Cadmus Communications                        2,700              41
#  Cal Fed Bancorp Inc.                         6,500             159
#  Caldor Corp.                                   800               1
#  CalEnergy Inc.                               2,700              91
   Calgon Carbon Corp.                          7,300              89
   Caliber System Inc.                          2,000              39
#  California Amplifier, Inc.                   2,000              13
#  California Culinary Academy Inc.            11,100              95
   Cali Realty Corp. REIT                       1,900              59
#  California Federal Bank Goodwill
     Participation Certificates                   200               3
#  California Microwave, Inc.                   2,700              40
   Callaway Golf Co.                            4,000             115
   CAM Designs, Inc.                            9,900              50
#  Cambridge Biotech Corp.                      4,000               2
#  Cambridge Technology Partners                2,700              91
   Camco International, Inc.                    1,100              51
#  Cameron Ashley Building
     Products                                   3,392              47
   Campbell Soup Co.                           14,432           1,158
#  Canandaigua Wine Co., Inc.
     Class A                                    3,392              96
   Capital One Financial Corp.                  3,933             142
#  Capital Pacific Holdings, Inc.                 700               2
   Capital Re Corp.                             3,600             168
   Capitol American Financial Corp.               800              29
   Capitol Bancorp Ltd.                         5,280              82
   Capmac Holdings Inc.                         2,200              73
   Capsure Holdings                             2,610              30
   Capstead Mortgage Corp.                      2,250              54
   Caraustar Industries, Inc.                   4,000             133
   Cardinal Bancshares, Inc.                      496              22
   Cardinal Health, Inc.                        5,766             336
   Carlisle Co., Inc.                           1,000              61
#  Carmike Cinemas, Inc. Class A                2,511              64
   Carnival Corp. Class A                      17,600             581
   Carolina Power & Light Co.                   8,400             307
   CarrAmerica Realty Corp. REIT                2,200              64
   Carter-Wallace, Inc.                         2,100              33
#  Cascade Communications Corp.                 5,400             298
   Case Corp.                                   4,300             234
#  Casino Magic Corp.                           3,900              10
#  Castle & Cooke, Inc.                         1,366              22
#  Catalina Marketing Corp.                     1,140              63
#  Catellus Development Corp.                   3,400              39


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                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
   Caterpillar, Inc.                           11,300         $   850
#  Catherines Stores                            3,400              18
   Cato Corp. Class A                           1,200               6
#  Cellular Communications
     International Inc.                         1,400              40
#  Cellpro, Inc.                                3,400              42
#  Cellular Technical Services Co.              1,600              32
#  Cellularvision USA, Inc.                     4,700              33
#  Centennial Technologies, Inc.                2,400             125
   Centerior Energy Corp.                       7,500              81
   Centex Corp.                                 1,700              64
#  Centigram Communications                       600               8
#  Centocor, Inc.                               4,252             152
   Central & South West Corp.                  12,200             313
   Central Fidelity Banks, Inc.                 3,000              78
   Central Louisiana Electric Co.               2,300              64
   Central Maine Power Co.                      4,200              49
   Central Newspapers Inc.                      1,400              62
   Central Parking Corp.                        1,800              60
#  Centura Software Corp.                         600               2
#  Century Communications Corp.
     Class A                                   11,897              68
   Century Telephone
     Enterprises, Inc.                          3,150              97
#  Ceridian Corp.                               3,700             150
#  Chalone Wine Group Ltd.                      1,960              23
#  Champion Enterprises, Inc.                   3,000              59
   Champion International Corp.                 5,900             255
#  Chantal Pharmaceutical Corp.                 4,500               8
   Charter One Financial                        2,415             102
#  Charming Shoppes, Inc.                       9,100              46
#  Chartwell Leisure Corp.                      2,160              29
   Chase Manhattan Corp.                       26,772           2,389
#  Checkers Drive-In Restaurant                 5,400              10
#  Checkfree Corp.                              2,500              43
#  Checkpoint Systems, Inc.                     2,000              50
   Chelsea GCA Realty, Inc. REIT                  500              17
   Chemed Corp.                                 2,100              77
   Chemical Finance                             2,216              88
   Chesapeake Corp. of Virginia                 1,700              53
#  Chesapeake Energy Corp.                      1,650              92
   Chevron Corp.                               39,400           2,561
#  Chic by H.I.S., Inc.                         6,020              29
#  Chicago Miniature Lamp, Inc.                   900              37
#  Children's Discovery Centers of
     America, Inc.                                400               3
   Chiquita Brands International, Inc.          3,300              42
#  Chiron Corp.                                 9,304             173
#  Choice Hotels Corp. Inc.                     3,200              56
#  Chris-Craft Industries, Inc.                 2,680             112
#  Christiana Cos., Inc.                        2,300              59
#  Chromcraft Revington, Inc.                   2,500              69
   Chrysler Corp.                              44,744           1,477
   The Chubb Corp.                             10,300             554
   Church and Dwight, Inc.                      2,500              57
#  Ciber, Inc.                                    900              27
   Cilcorp, Inc.                                2,100              77
   Cincinnati Bell, Inc.                        3,600             222
   Cincinnati Financial Corp.                   3,471             225
   Cincinnati Milacron, Inc.                    3,300              72
   CINergy Corp.                                9,762             326
   Circuit City Stores, Inc.                    6,000             181
#  Cirrus Logic                                 2,900              45
#  Cisco Systems, Inc.                         39,800           2,535
   Cintas Corp.                                 2,400             142
#  Circus Circus Enterprises Inc.               6,100             210
   Citicorp                                    29,500           3,039
   Citizens Bancorp MD                            900              56
#  Citizens Utilities Co. Class A              10,845             118
#  Citizens Utilities Co. Class B               2,588              29
#  Citrix Systems, Inc.                         1,600              63
   City Holding Co.                             2,795              72
   City National Corp.                          2,600              56
   Claire's Stores, Inc.                        2,850              37
#  Clarify, Inc.                                1,200              57
   Clayton Homes Inc.                           5,883              79
#  Clear Channel Communications                 4,600             166
#  Cliffs Drilling Co.                          1,649             104
#  Clintrials Research, Inc.                    3,900              87
   The Clorox Co.                               3,000             301
   Coachmen Industries, Inc.                    3,104              88
#  Coast Savings Financial, Inc.                3,300             121
   Coastal Corp.                                6,200             303
#  Coastal Physician Group, Inc.                1,800               6
   Coca-Cola Bottling Co.                       1,700              82
   The Coca-Cola Co.                          153,200           8,062
   Coca-Cola Enterprises, Inc.                  6,700             325
   Coeur d'Alene Mines Corp.                    3,500              53
#  Cognex Corp.                                 1,600              30
   Cognizant Corp.                             10,100             333
#  Coherent Communications
     Systems Corp.                              4,400              85
#  Coin Bill Validator Inc.                       100               1
   Cole Taylor Financial Group, Inc.            1,000              27
#  Coleman Inc.                                 4,268              59
   Collective Bancorp, Inc.                     2,750              97
   Colgate-Palmolive Co.                        8,600             793
#  Collins & Aikman Corp.                       6,400              40
#  Colorado Casino Resorts, Inc.                5,600              10
#  Coltec Inc.                                  3,500              66
   Columbia Gas Systems, Inc.                   3,300             210
   Columbia/HCA Healthcare Corp.               41,159           1,677
   Comair Holdings, Inc.                        2,600              63
   Comcast Corp. Class A                        6,600             117
   Comcast Corp. Class A Special               13,359             238
#  Comdial Corp.                                1,800              11
   Comdisco, Inc.                               3,000              95
   Comerica, Inc.                               7,100             372
   Commerce Bancshares, Inc.                    1,890              88
   Commerce Group, Inc.                         2,300              58
   Commercial Federal Corp.                     2,204             106
   Commercial Metals Co.                          200               6
#  Commnet Cellular Inc.                        1,600              44
   Commonwealth Energy Systems                  2,600              61
   Community First Bankshares                   2,600              72
#  Compaq Computer Corp.                       16,600           1,233
   Compass Bancshares Inc.                      1,900              76
#  CompuServe Corp.                             4,900              48
   Computer Associates
     International, Inc.                       21,875           1,088
#  CompUSA, Inc.                                9,300             192
#  Computer Sciences Corp.                      4,627             380


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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                            SHARES           (000)
---------------------------------------------------------------------
   Computer Task Group, Inc.                    2,300         $    99
#  Computervision Corp.                         6,600              61
#  Compuware Corp.                              2,500             125
   Comsat Corp.                                 2,200              54
#  Comverse Technology, Inc.                    1,300              49
   ConAgra, Inc.                               15,000             746
#  Comshare                                       553              10
#  Concord EFS, Inc.                            5,368             150
#  Conmed Corp.                                 4,406              89
   Connecticut Energy Corp.                     1,400              30
   Connecticut Natural Gas Corp.                3,400              87
   Connecticut Water Services, Inc.             1,500              44
   Conrail, Inc.                                4,992             497
   Conseco Co., Inc.                            8,424             537
#  Consolidated Delivery &
     Logistics, Inc.                            2,800              13
   Consolidated Edison Co. of
     New York, Inc.                            13,800             404
   Consolidated Freightways Corp.               1,300              12
#  Consolidated Freightways, Inc.               2,600              58
   Consolidated Natural Gas Co.                 5,600             309
   Consolidated Papers                          2,500             123
#  Consolidated Stores, Inc.                    4,100             132
#  ContiFinancial Corp.                         2,400              87
#  Continental Airlines, Inc. Class B           7,400             209
#  Continental Information
     Systems Corp.                                300               1
   Continental Mortgage &
     Equity Trust                                 150               2
#  Continucare Corp.                              100               1
#  Control Data Corp.                           1,926              42
#  Converse Inc.                                1,866              32
#  Cooper & Chyan Technology, Inc.              1,800              59
#  Cooper Cameron Corp.                         1,500             115
   Cooper Industries, Inc.                      6,300             265
   Cooper Tire & Rubber Co.                     5,200             103
   Adolph Coors Co. Class B                     1,500              29
#  Coram Healthcare Corp.                       1,523               8
#  COREStaff, Inc.                              1,650              39
   CoreStates Financial Corp.                  13,712             711
   Corning, Inc.                               14,100             652
#  Corporate Express, Inc.                      4,700             138
#  Correctional Services Corp.                  2,400              35
#  Corrections Corp. of America                 4,200             129
#  Cort Business Services Corp.                 1,700              35
   Countrywide Credit Industries, Inc.          5,747             165
#  Coventry Corp.                               3,345              31
#  Cox Communications Class A                  16,114             373
   Cracker Barrel Old Country
     Stores, Inc.                               3,800              97
   Crane Co.                                    2,400              70
#  Credit Acceptance Corp.                      2,700              63
#  Cree Research, Inc.                          2,352              22
   Crescent Real Estate Equities,
     Inc. REIT                                  2,300             121
   Crestar Financial Corp.                      2,200             164
   Crompton & Knowles Corp.                     4,300              83
   Cross Timbers Oil Co.                        2,100              53
#  Crosscom Corp.                               1,300               7
   Crown American Realty Trust REIT             6,300              47
#  Crown Books Corp.                            3,163              35
   Crown Cork & Seal Co., Inc.                  7,500             408
   Crown Crafts, Inc.                           5,500              55
#  Crown Vantage, Inc.                          5,680              48
#  Cryomedical Sciences                        17,500               5
#  Culligan Water Technologies                  1,200              49
   Cummins Engine Co., Inc.                     1,900              87
#  Custom Chrome                                2,000              40
#  Cyberguard Corp.                             1,700              20
#  Cybex Corp.                                  1,900              28
#  Cygnus Inc.                                  2,588              37
#  Cypress Semiconductor Corp.                  4,000              57
#  Cypros Pharmaceuticals Corp.                 9,750              39
   Cyprus Amax Minerals Co.                     5,550             130
#  Cytec Industries, Inc.                       3,342             136
#  DII Group, Inc.                              3,100              71
   DPL, Inc.                                    5,900             145
   DQE Inc.                                     4,250             123
#  DSC Communications Corp.                     6,100             109
#  DSP Communications, Inc.                     2,600              50
#  DSP Group Inc.                               3,300              28
#  DST Systems, Inc.                            2,600              82
   DT Industries, Inc.                          1,800              63
   DTE Energy Co.                               8,900             288
#  Daisytek International Corp.                 1,000              41
#  Dal-Tile International Inc.                  3,300              67
   Dana Corp.                                   5,500             179
   Danaher Corp.                                3,000             140
   Damen Financial Corp.                        3,200              41
   Darden Restaurants Inc.                      8,300              73
#  Darling International, Inc.                  2,200              63
#  Data Broadcasting Corp.                      8,214              57
#  Data General Corp.                           5,700              83
#  Data Race, Inc.                              6,778             149
#  Dataware Technologies, Inc.                    200               1
   Dauphin Deposit Bank & Trust                 1,000              33
#  Davel Communications Group, Inc.             2,157              39
#  Dave & Busters                               1,785              36
#  Davox Corp.                                  1,300              54
   Dayton-Hudson Corp.                         12,700             498
   Dean Foods Corp.                             3,200             103
   Dean Witter Discover & Co.                   9,805             650
   Deere & Co.                                 15,300             622
#  Dell Computer                               11,000             585
   Delmarva Power & Light Co.                   3,000              61
   Delta & Pine Land Co.                        1,249              40
   Delta Air Lines, Inc.                        4,800             340
   Deluxe Corp.                                 4,900             160
#  Dendrite International, Inc.                 1,400              12
   Dentsply International                       1,400              67
#  Department 56 Inc.                           3,405              84
   Deposit Guaranty Corp.                         400              12
#  Designer Holdings Ltd.                       2,800              45
#  Designs, Inc.                                5,750              33
#  Destec Energy Inc.                           3,500              55
#  Detroit Diesel Corp.                           500              12
   Developers Diversified Realty
     Corp. REIT                                 1,300              48
   Devon Energy Corp.                           3,567             124
#  Devry, Inc.                                  2,200              52
   Dexter Corp.                                 2,800              89
   Diagnostic Products Corp.                    2,800              72

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                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
   Dial Corp.                                   5,000         $    74
#  Dialogic Corp.                               1,000              31
#  Diamond Multimedia Systems, Inc.             5,000              58
#  Diamond Offshore Drilling, Inc.              4,000             228
   Diebold, Inc.                                2,400             151
#  Digital Equipment Corp.                      9,200             335
   Dillard Department Stores Class A            6,600             204
#  Dime Bancorp, Inc.                           6,329              93
   Dimon Inc.                                   2,500              58
#  Dionex Corp.                                 2,000              71
   The Walt Disney Co.                         41,600           2,896
   Dole Food Co.                                3,700             125
   Dollar General Corp.                         4,066             130
#  Dollar Tree Stores, Inc.                     1,600              61
   Dominion Resources, Inc.                    10,400             400
   Donaldson Co., Inc.                          1,600              54
   Donaldson, Lufkin & Jenrette, Inc.           3,000             108
   R.R. Donnelley & Sons Co.                    9,000             282
   Donnelly Corp.                                 800              20
#  Doubletree Corp.                             1,839              82
   Dover Corp.                                  6,700             337
   Dow Chemical Co.                            14,700           1,152
   Dow Jones & Co., Inc.                        5,700             193
#  Dravo Corp.                                  3,000              42
   Dresser Industries, Inc.                    10,700             332
#  Drexler Technology Corp.                     1,600              17
#  Drug Emporium, Inc.                          4,128              18
   E.I. du Pont de Nemours & Co.               33,800           3,190
   Duke Power Co.                              12,000             555
   Duke Realty Investments Inc. REIT            1,200              46
   The Dun & Bradstreet Corp.                  10,100             240
#  Dura Pharmaceuticals, Inc.                   2,200             105
   Duracell International, Inc.                 7,200             503
   Duriron Co., Inc.                            3,350              90
   Dynamics Corp. of America                    1,200              34
#  Dynatech Corp.                               1,000              44
   EG & G, Inc.                                 2,800              56
#  EMC Corp.                                   13,500             447
#  ENSCO International, Inc.                    4,112             199
#  ESC Medical Systems Ltd.                     2,200              57
#  ESSEF Corp.                                  1,600              28
#  ESS Technology, Inc.                         3,700             104
#  Eagle Finance Corp.                          3,600              19
   Earthgrains Co.                                512              27
   Eastern Enterprises                          2,500              88
   Eastern Utilities Associates                   200               3
   Eastman Chemical                             4,450             246
   Eastman Kodak Co.                           20,200           1,621
   Eaton Corp.                                  4,600             321
   Eaton Vance Corp.                              400              19
#  Echelon International Corp.                    380               6
   Echlin, Inc.                                 3,400             108
   Echo Bay Mines Ltd.                          7,100              47
#  EchoStar Communications Corp.                1,800              40
#  Eckerd Corp.                                 1,649              53
#  Ecogen, Inc.                                 1,900               5
   Ecolab, Inc.                                 3,700             139
#  Edison Brothers Stores, Inc.                15,223              17
   Edison International                        26,000             517
#  Edisto Resources Corp.                       6,600              55
#  Education Alternatives, Inc.                 3,600              18
#  Education Management Corp.                   2,200              46
#  Educational Medical, Inc.                    3,100              35
   A.G. Edwards & Sons, Inc.                    3,925             132
#  Einstein/Noah Bagel Corp.                    1,800              53
   El Paso Natural Gas                          3,248             164
#  Elan Corp. PLC ADR                           3,488             116
   Elcor Corp.                                  3,800              81
#  Electric Fuel Corp.                          1,800              12
#  Electromagnetic Sciences, Inc.                 200               4
#  Electronic Arts Inc.                         3,000              90
   Electronic Data Systems Corp.               29,300           1,267
#  Electronic Retailing Systems
     International, Inc.                        6,200              24
#  Electronics for Imaging, Inc.                1,400             115
#  Eltron International Inc.                    1,300              26
   Emerson Electric Co.                        13,800           1,335
#  Emmis Broadcasting Corp. Class A             1,300              42
#  Employee Solutions, Inc.                     1,400              29
#  Emulex Corp.                                   300               5
#  Energy Conversion Devices, Inc.              2,000              27
   Energen Corp.                                  700              21
#  Energy Ventures Inc.                         1,300              66
   Energy West Inc.                             5,200              44
   Engelhard Corp.                              7,600             145
   Enova Corp.                                  6,800             155
   Enron Corp.                                 15,600             673
   Enron Oil & Gas Co.                          8,700             220
   ENSERCH Corp.                                6,300             145
#  Enserch Exploration, Inc.                    4,900              58
   Entergy Corp.                               13,354             371
#  Enterprise Systems, Inc.                     1,500              35
#  Envirometrics, Inc.                          3,800               1
#  Envirotest Systems Corp. Class A            10,800              25
#  Epic Design Technology, Inc.                   200               5
#  Epitope Inc.                                 2,300              26
   Equifax, Inc.                                9,200             282
   The Equitable Cos.                          11,400             281
   Equitable of Iowa Co.                        1,900              87
   Equitable Resources, Inc.                    3,200              95
   Equity Residential Properties
     Trust REIT                                 2,300              95
   Essex Property Trust, Inc.                   2,366              70
   Ethan Allen Interiors Inc.                     220               8
   Ethyl Corp.                                  6,300              61
   Everest Re Holdings, Inc.                    2,700              78
#  Evergreen Media Corp.                        2,200              55
#  Exabyte Corp.                                3,200              43
   Excel Industries, Inc.                         700              12
   Excel Realty Trust, Inc. REIT                1,800              46
#  Excel Communications, Inc.                   6,300             132
   Executive Risk, Inc.                         1,467              54
   Exide Corp.                                  2,600              60
#  Exide Electronics Group, Inc.                5,462              80
#  Express Scripts                              2,700              97
#  Extended Stay America, Inc.                  4,200              85
   Exxon Corp.                                 76,100           7,458
#  EZCORP, Inc.                                   300               2
   FAC Realty Inc. REIT                         4,300              28
   F & M Bancorp                                1,433              34
   FFY Financial Corp.                          4,600             116
#  FHP International Corp.                      3,800             141


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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                            SHARES           (000)
---------------------------------------------------------------------
#  FLIR Systems, Inc.                           1,100         $    15
#  FMC Corp.                                    1,800             126
   FPL Group, Inc.                             10,800             497
#  FTP Software, Inc.                           4,600              28
   Fair Issac & Co.                             1,700              67
#  Fairfield Communities, Inc.                  5,800             144
#  Falcon Drilling Co., Inc.                    6,300             247
#  Falcon Building Products, Inc.
     Class A                                    2,300              34
   Family Dollar Stores, Inc.                   5,100             104
#  Farm Family Holdings, Inc.                   1,500              29
   Farrel Corp.                                10,800              28
#  Fastcomm Communications Corp.                2,500              15
   Fastenal Co.                                 1,800              82
#  Faulding Inc.                                7,200              43
#  Federal Express Corp.                        6,800             303
   Federal Home Loan
     Mortgage Corp.                            10,600           1,167
   Federal-Mogul Corp.                          2,500              55
   Federal National Mortgage Assn.             67,000           2,496
   Federal Realty Investment
     Trust REIT                                 2,200              60
   Federal Signal Corp.                         2,733              71
#  Federated Department Stores                 12,300             420
   Felcor Suite Hotels, Inc. REIT               1,500              53
   Ferro Corp.                                  1,400              40
   Fifth Third Bancorp                          6,500             408
#  Figgie International Inc. Class A            2,700              32
#  Filene's Basement Corp.                      8,895              37
   Fina Inc.                                    1,600              77
#  Financial Industries Corp.                   5,000              59
   Financial Security Assurance
     Holdings Ltd.                              1,900              62
   Fingerhut Co.                                2,400              29
   Financial Trust Corp.                        2,580             103
   Finova Group, Inc.                           1,500              96
#  First Alert, Inc.                            8,000              28
   First American Financial Corp.               1,400              58
   1st Bancorp (Indiana)                        3,197              94
   First American Corp. (Tenn.)                 2,200             127
   First American Bank Corp.                    3,300             198
   First Bancorp of Ohio                        2,100              75
#  First Bank of Philadelphia                   1,000               3
   First Bank System, Inc.                      8,685             593
   First Brands Corp.                           3,800             108
   First Chicago NBD Corp.                     19,493           1,048
   First Citizens BancShares Class A              700              54
   First Commerce Bancshares Inc.
     Class A                                      300               8
   First Commerce Bancshares Inc.
     Class B                                    4,000              78
   First Commerce Corp.                         2,312              90
   First Data Corp.                            27,466           1,003
   First Empire State Corp.                       400             115
#  First Federal Financial Corp.                2,166              48
   First Financial Savings Assn.                1,500              37
   First Hawaiian, Inc.                         1,600              56
   First Industrial Realty Trust REIT           1,900              58
   First Michigan Bank Corp.                    3,973             117
   First Midwest Bancorp                        3,250             105
   First Palm Beach Bancorp                     2,000              47
#  First Pacific Networks, Inc.                 7,200               2
   First Security Corp.                         4,450             151
   First Source Corp.                           3,210              79
#  First USA Paymentech, Inc.                   1,700              58
   First Tennessee National Corp.               3,200             120
   First Union Corp.                           16,889           1,250
   First Union Real Estate                      5,700              70
   First USA Inc.                               7,500             260
   First Virginia Banks, Inc.                   1,700              81
   Firstar Corp.                                4,000             210
   Firstbank Puerto Rico                        2,000              52
#  FIserv, Inc.                                 2,000              74
   Fisher Scientific International Inc.         2,000              94
   Fleet Financial Group, Inc.                 16,102             803
   Fleetwood Enterprises, Inc.                  4,100             113
   Fleming Cos., Inc.                           4,600              79
#  Flores & Rucks, Inc.                         1,200              64
   Florida East Coast Railway Co.                 600              52
#  Florida Panthers Holdings, Inc.              3,500              61
   Florida Progress Corp.                       5,700             184
   Florida Rock Industries, Inc.                2,900              95
#  Florsheim Group Inc.                           933               5
   Flowers Industries, Inc.                     3,000              65
   Fluor Corp.                                  4,600             289
   Flushing Financial Corp.                     2,400              44
#  Foamex International, Inc.                   2,900              48
#  Fonar Corp.                                  8,000              18
   Food Lion Inc. Class A                      28,900             283
#  FoodBrands America, Inc.                     5,000              69
#  Foodmaker, Inc.                              2,300              20
#  Foothill Independent Bancorp                 1,100              13
#  Footstar Inc.                                1,784              44
#  Forcenergy, Inc.                             3,000             108
   Ford Motor Co.                              72,500           2,311
#  Fore Systems, Inc.                           6,000             198
#  Foreland Corp.                                 566               3
   Foremost Corp. of America                    1,500              90
#  Forest Laboratories, Inc.                    2,500              82
#  Forest Oil Corp.                             3,300              58
#  Fort Howard Corp.                            4,600             127
   Fort Thomas Financial Corp.                    600               9
#  Forte Software, Inc.                         1,900              62
   Foster Wheeler Corp.                         1,900              71
#  Foundation Health Co.                        2,900              92
#  Fourth Shift Corp.                          12,600              70
#  Fractal Design Corp.                         2,400              26
   Franchise Finance Corp. of
     America REIT                               2,400              66
#  FoxMeyer Health Corp.                        3,900               6
   Franklin Resources Corp.                     4,700             321
   Freeport-McMoRan, Inc.                       1,366              44
   Freeport-McMoRan Copper &
     Gold Inc. Class A                          3,348              94
   Freeport-McMoRan Copper &
     Gold Inc. Class B                          8,654             259
   Fremont General Corp.                        1,500              47
#  Fresenius Medical Care AG ADR                5,874             165
#  Fresenius Medical Care AG Pfd.
     Class D                                    5,600               1
#  Fresh Choice, Inc.                           5,100              21
#  Fritz Cos., Inc.                             1,600              20

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                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
   Frontier Corp.                               9,300         $   210
#  Fruit of the Loom, Inc.                      4,000             152
#  Fuisz Technologies Ltd.                      4,600              35
   H.B. Fuller Co.                              1,500              70
   Fund American Enterprise
     Holding Co.                                  400              38
#  Furniture Brands International Inc.          5,600              78
#  Fusion Systems                               1,500              32
   G & L Realty Corp.                             304               5
   GATX Corp.                                   1,000              49
#  GC Cos.                                      1,930              67
   GPU Inc.                                     6,900             232
#  GRC International, Inc.                      1,500              12
#  GSE Systems, Inc.                              600               6
   GTE Corp.                                   59,400           2,703
#  GT Interactive Software Corp.                3,200              23
#  Gadzooks, Inc.                               1,800              33
   Arthur J. Gallagher & Co.                    2,000              62
   Gannett Co., Inc.                            8,700             651
   The Gap, Inc.                               17,600             530
#  Garden Botanika, Inc.                        4,500              54
#  Garden Fresh Restaurant Corp.                4,400              44
#  Gardner Denver Machinery, Inc.               1,932              67
#  Gargoyles, Inc.                              3,200              27
#  Gartner Group, Inc. Class A                  5,700             222
#  Gateway 2000 Inc.                            4,500             241
   Gaylord Entertainment Class A                4,851             111
#  Gaylord Container Corp.                      6,300              39
#  GelTex Pharmaceuticals, Inc.                 1,900              46
   GenCorp, Inc.                                6,100             111
#  Genentech, Inc.-Special Common
     Stock                                      6,800             365
   General Binding Corp.                          728              22
   General Dynamics Corp.                       3,700             261
   General Electric Co.                       101,500          10,036
   General Growth Properties
     Inc. REIT                                  1,600              52
#  General Instrument Corp.                     7,400             160
#  General Magic, Inc.                          3,300               7
   General Mills, Inc.                          9,800             621
   General Motors Corp.                        46,401           2,587
   General Motors Corp. Class H                 5,800             326
#  General Nutrition Cos., Inc.                 5,300              90
   General Physics Corp.                       18,400              74
   General Re Corp.                             4,968             784
   General Signal Corp.                         2,500             107
#  Genesco, Inc.                               18,250             169
#  Genetics Institute Inc.
     Depository Shares                          1,400             119
#  Gentex Corp.                                 2,976              60
#  Genesis Health Ventures Inc.                 1,500              47
#  Geneva Steel Class A                         3,000               9
#  Genome Therapeutics Corp.                    2,000              21
   Gensia Inc.                                  6,600              31
   Genuine Parts Co.                            7,500             334
   Geon Co.                                     3,200              63
#  Genzyme Corp.                                4,300              94
   Georgia Gulf Corp.                           1,800              48
   Georgia-Pacific Corp.                        5,200             374
#  Geoworks                                     1,700              41
#  Getchell Gold Corp.                          1,000              38
#  Giant Cement Holding, Inc.                   1,400              22
   Giant Food, Inc. Class A                     3,100             107
   Giant Industries, Inc.                       6,800              95
   Giddings & Lewis, Inc.                         800              10
   Gilbert Associates, Inc. Class A             2,500              35
#  Gilead Sciences, Inc.                        3,400              85
   Gillette Co.                                26,000           2,022
   P.H. Glatfelter Co.                          2,600              47
#  Glenayre Technologies, Inc.                  3,300              71
#  Glendale Federal                             2,700              63
#  Global DirectMail Corp.                      2,100              92
#  Global Industrial Technologies, Inc.         2,800              62
#  Global Marine, Inc.                          9,500             196
#  Global Village Communication                   700               2
   Golden West Financial Corp.                  3,100             196
#  The Good Guys, Inc.                          4,800              32
   The BF Goodrich Co.                          2,800             113
   The Goodyear Tire & Rubber Co.               9,600             493
#  E. Gottschalk & Co., Inc.                    4,700              25
   Goulds Pumps, Inc.                           3,100              71
   W.R. Grace & Co.                             5,600             290
   Graco, Inc.                                  3,100              76
   W.W. Grainger, Inc.                          3,200             257
#  Grancare Inc.                                3,100              55
#  Grand Casinos, Inc.                          4,650              63
   Graphic Industries, Inc.                     4,400              43
   Great Atlantic & Pacific Tea
     Co., Inc.                                  2,300              73
   Great Lakes Chemical Corp.                   3,700             173
   Great Western Financial Corp.                8,100             235
   Green Mountain Power Corp.                   1,900              45
   Green Tree Financial Corp.                   7,800             301
   Greenfield Industries, Inc.                  2,800              86
   Green Point Financial Corp.                  2,800             132
#  GTech Holdings Corp.                         2,600              83
   Guidant Corp.                                4,283             244
#  Gulf South Medical Supply, Inc.              1,900              48
#  Gulfstream Aerospace Corp.                     300               7
#  The Gymboree Corp.                           1,500              34
   HBO & Co.                                    5,300             315
   HCC Insurance Holdings, Inc.                 1,800              43
#  HCIA, Inc.                                   1,700              59
   HF Financial Corp.                           6,000             104
#  HFS Inc.                                     7,600             454
#  HMN Financial, Inc.                          3,000              54
#  HNC Software, Inc.                           1,000              31
   HRE Properties                               2,000              36
#  HS Resources Inc.                            4,500              74
#  HSN, Inc.                                    6,910             163
#  Haemonetics Corp.                            4,500              85
   Halliburton Co.                              7,300             440
#  Handleman Co.                                2,100              18
   M.A. Hanna Co.                               3,100              68
   Hannaford Brothers Co.                       2,200              75
#  Harbinger Corp.                              2,300              60
   Harcourt General, Inc.                       3,900             180
   John H. Harland Co.                          1,600              53
   Harley-Davidson, Inc.                        4,100             193
   Harman International
     Industries, Inc.                           1,100              61
   Harnischfeger Industries Inc.                2,400             116

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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                            SHARES           (000)
---------------------------------------------------------------------
#  Harrah's Entertainment, Inc.                 5,500         $   109
   Harris Corp.                                 2,000             137
#  Harry's Farmers Market, Inc.                   200               1
   Harsco Corp.                                 1,300              89
   Harte-Hanks Communications Co.               2,200              61
   Hartford Steam Boiler Inspection
     & Insurance Co.                              900              42
#  Hartmarx Corp.                              12,600              71
   Harveys Casino Resorts                       1,800              30
   Hasbro, Inc.                                 5,000             194
#  Hauser, Inc.                                 8,800              51
   Haven Bancorp, Inc.                          1,500              43
   Hawaiian Electric Industries Inc.            2,300              83
#  Hayes Wheels International Inc.                360              14
   Health and Retirement
     Properties Trust                           4,000              78
   Health Care Properties Investors             2,300              81
#  Health Management Associates
     Class A                                    5,987             135
#  Health Management, Inc.                      1,000               1
#  Health Management Systems, Inc.              1,953              27
#  Health Systems                               2,600              64
#  Healthcare & Retirement Corp.                2,800              80
#  HealthCare Compare Corp.                     1,800              77
#  Healthsource, Inc.                           3,500              46
#  HEALTHSOUTH Corp.                           11,010             425
#  Heartland Express, Inc.                      4,058              98
#  Heartstream, Inc.                            2,600              32
   Hechinger Co. Class A                        2,000               4
   Heilig-Meyers Co.                            4,500              73
   H.J. Heinz Co.                              22,700             812
   Helmerich & Payne, Inc.                      1,500              78
   Herbalife International, Inc.                1,900              62
   Hercules, Inc.                               6,600             285
#  Heritage Media Corp. Class A                 2,200              25
   Hershey Foods Corp.                          9,400             411
   Hewlett-Packard Co.                         62,700           3,151
   Hibernia Corp. Class A                       5,600              74
#  Highlands Insurance Group                    2,630              53
   Highwood Properties, Inc. REIT               1,900              64
   Hilb, Rogal and Hamilton Co.                   500               7
   Hillenbrand Industries, Inc.                 3,600             131
#  Hills Stores Co.                             5,165              31
   Hilton Hotels Corp.                         15,000             392
   Hollinger International, Inc.                2,500              29
   Holly Corp.                                    400              11
#  Hollywood Park, Inc.                         1,000              15
#  Hologic, Inc.                                  700              17
   Home Bancorp                                 1,400              27
   Home Depot, Inc.                            29,433           1,475
#  Home Health Corp. of America                 3,000              33
   Homestake Mining Co.                         7,800             111
#  Homestead Village Inc.                         439               8
#  Homestead Village Inc. Warrants
     Exp. 10/29/97                                295               2
   Hon Industries, Inc.                         1,800              60
   Honeywell, Inc.                              7,800             513
   Horace Mann Educators Corp.                  1,400              57
#  Horizon/CMS Healthcare Corp.                 5,377              68
   Horizon Financial Corp.                        900              12
   Hormel Foods Corp.                           4,500             122
#  Host Marriott Services                       6,120              56
   Hospitality Properties Trust                 1,600              46
#  Host Marriott                               11,000             176
   Houghton Mifflin Co.                           600              34
   Household International, Inc.                6,000             554
   Houston Industries, Inc.                    14,900             337
#  Hovnanian Enterprises Class A                9,300              70
   Hubbell Inc. Class B                         3,750             162
   Hudson Foods Inc. Class A                      100               2
   Hughes Supply, Inc.                          1,800              78
#  Humana, Inc.                                 9,400             180
   Hunt Manufacturing Co.                       3,500              63
   J.B. Hunt Transport Services, Inc.           2,000              28
   Huntington Bancshares Inc.                   8,235             218
#  Hutchinson Technology, Inc.                  1,400             106
#  Hyperion Software Corp.                      3,452              73
   IBP, Inc.                                    5,200             126
#  ICH Corp.                                   11,700               1
   ICN Pharmaceuticals, Inc.                    2,529              50
#  IDEC Pharmaceuticals Corp.                   2,200              52
   IDEX Corp.                                     400              16
#  IDEXX Laboratories                           2,200              79
#  IEC Electronics Corp.                        1,082               9
   IES Industries, Inc.                         1,800              54
#  I-Flow Corp.                                 2,300              12
#  IGI, Inc.                                    6,710              45
   IMC Global Inc.                              5,560             218
   IRT Property Co. REIT                        3,000              35
#  I-STAT Corp.                                 3,300              78
#  ITT Corp.                                    6,900             299
   ITT Hartford Group, Inc.                     6,900             466
   ITT Industries, Inc.                         7,300             179
#  IXC Communications, Inc.                     1,900              58
   Idaho Power Co.                              2,200              68
   Illinois Central Corp.                       3,300             106
#  Identix, Inc.                                8,400              69
   Illinois Tool Works, Inc.                    7,600             607
   Illinova Corp.                               4,300             118
#  Imation Corp.                                2,440              69
#  Imclone Systems, Inc.                        7,800              76
#  Immucor Inc.                                 2,754              26
#  Immulogic Pharmaceutical Corp.               3,900              26
#  Immune Response                              1,500              13
#  Imo Industries, Inc.                         1,200               4
#  Immunomedics Inc.                            7,900              44
#  Inacom Corp.                                 3,600             144
#  Incyte Pharmaceuticals, Inc.                 1,900              97
#  Industrial Scientific Corp.                  2,700              43
#  Infinity Broadcasting Corp.                  4,575             154
#  Informix Corp.                               8,300             170
   Ingersoll-Rand Co.                           6,200             276
#  Information Resources, Inc.                  3,706              52
   Ingles Markets, Inc.                         3,000              38
   Inland Steel Industries, Inc.                4,300              86
#  Input/Output, Inc.                           2,300              43
#  Insilco Corp.                                2,600             101
#  Insituform Technologies Class A              3,000              23
#  Inso Corp.                                   1,700              67
   Innkeepers USA Trust REIT                      400               6
#  Insurance Auto Auctions, Inc.                3,400              32
#  Insignia Financial Group                     3,600              81

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                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
#  Integrated Device Technology Inc.            7,400         $   101
   Integrated Health Services, Inc.             4,000              98
#  Integrated Process
     Equipment Corp.                            1,976              35
#  Integrated Systems, Inc.                     1,300              33
   Intel Corp.                                 50,600           6,625
#  Intelidata Technologies Corp.                3,800              28
#  Intelligent Electronics Inc.                 1,100               9
#  Intelligent Medical Imaging, Inc.            4,800              29
#  Intensiva Healthcare Corp.                   4,300              47
   Intercargo Corp.                             5,400              47
#  Intercel, Inc.                               3,900              47
   Interface, Inc.                              1,800              36
#  Interdigital Communications Corp.            7,200              41
#  Intergraph Corp.                             7,300              76
#  Interim Services, Inc.                       1,150              41
#  Interleaf, Inc.                              7,800              15
#  Intermedia Communications Inc.               2,100              54
#  International Assets Holding Corp.           1,800               6
   International Business
     Machines Corp.                            32,400           4,892
#  International Cabletel, Inc.                 2,667              67
#  International Dairy Queen, Inc.
     Class A                                    2,800              57
   International Flavors &
     Fragrances, Inc.                           6,300             284
#  International Family Entertainment,
     Inc. Class B                               2,700              42
#  International Lottery & Totalizator
     Systems Inc.                               8,800               7
   International Game Technology                7,400             135
#  International Network Services               1,900              57
#  International Murex
     Technologies Corp.                         1,000               7
   International Paper Co.                     18,032             728
#  International Rectifier Corp.                3,500              53
   International Shipholding Corp.              3,375              62
#  International Specialty
     Products, Inc.                             3,200              39
#  International Technology                     6,275              53
#  Interneuron Pharmaceutical, Inc.             1,900              50
   Interpool, Inc.                              3,000              70
   Interpublic Group of Cos., Inc.              4,700             223
#  Intersolv                                    4,800              44
   Interstate Bakeries                          4,300             211
   Intimate Brands, Inc.                       14,200             241
#  Intuit, Inc.                                 2,500              79
   Invacare Corp.                               2,400              65
#  Invitro International                        2,800               1
   Investors Financial Services Corp.             280               8
   Investors Financial Services Corp.
     Class A                                       54               1
#  Iomega Corp.                                24,150             420
#  Ionics, Inc.                                 1,300              62
   Ipalco Enterprises, Inc.                     2,700              74
   Irvine Apartment Communities,
     Inc. REIT                                    800              20
   Irwin Financial Corp.                        2,800              69
#  ISIS Pharmaceuticals, Inc.                     500               9
#  Itron, Inc.                                    600              11
#  i2 Technologies, Inc                         1,600              62
   IVAX Corp.                                   6,900              71
   JLG Industries, Inc.                         3,000              48
#  JP Foodservice, Inc.                           900              25
   JP Realty Inc. REIT                            600              16
   Jackpot Enterprises, Inc.                    5,500              54
#  Jacobs Engineering Group Inc.                3,800              90
#  Jacor Communications Inc.                    1,800              49
   James River Corp.                            4,600             152
#  Jan Bell Marketing Inc.                      1,200               2
#  Jayhawk Acceptance Corp.                     5,000              57
   Jefferson Bancorp, Inc.                      2,060              40
   Jefferson Savings Bancorp, Inc.                200               5
   Jefferson-Pilot Corp.                        4,050             229
#  Jefferson Smurfit Corp.                      5,800              93
   John Nuveen Co. Class A                        200               5
   Johnson & Johnson                           81,706           4,065
   Johnson Controls, Inc.                       2,200             182
#  Johnstown America Industries                 5,800              26
#  Jones Apparel Group, Inc.                    3,100             116
   Jones Medical Industries, Inc.               1,500              55
   Jostens Inc.                                 4,900             104
#  Just for Feet, Inc.                          1,650              43
#  Just Like Home, Inc.                         2,400               4
   Justin Industries, Inc.                      1,600              19
#  KLA Instruments Corp.                        3,200             113
#  Kmart Corp.                                 29,800             309
   KN Energy, Inc.                              1,828              72
#  K-III Communications Corp.                   6,200              67
   K2 Inc.                                      3,964             109
   K U Energy Corp.                             3,700             111
#  K-V Pharmaceutical Co. Class A               6,900              83
#  Kaiser Aluminum &
     Chemical Corp.                             6,600              77
   Kaneb Pipeline Partners, LP                  1,020              28
#  Kaneb Services, Inc.                        12,384              40
   Kansas City Power & Light Co.                3,200              91
   Kansas City Southern
     Industries, Inc.                           2,000              90
   Katy Industries, Inc.                        2,100              30
   Kaufman & Broad Home Corp.                   4,200              54
   Kaydon Corp.                                 2,200             104
#  Keane, Inc.                                  1,600              51
   Kellogg Co.                                 13,000             853
   Kellwood Co.                                 3,100              62
   Kelly Services, Inc. Class A                 3,700             102
#  KEMET Corp.                                  2,400              55
#  Kennedy-Wilson, Inc.                           280               3
#  Kensey Nash Corp.                            3,600              53
#  Kent Electronics Corp.                       4,400             113
   Kerr-McGee Corp.                             2,800             202
   KeyCorp                                     14,184             716
#  Keystone Consolidated
     Industries, Inc.                           3,600              30
   Keystone Financial, Inc.                     2,304              58
   Keystone International, Inc.                 1,800              36
   Kimball International, Inc. Class B          1,300              54
   Kimberly-Clark Corp.                        17,328           1,650
   Kimco Realty Corp. REIT                      2,200              77
#  Kinder Care Learning Centers Inc.            4,000              75
   Kinetic Concepts, Inc.                      10,000             124
#  King World Productions, Inc.                 2,100              77

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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                            SHARES           (000)
---------------------------------------------------------------------
#  Kleer-Vu Industries Inc.                     6,960         $     5
   Knight-Ridder, Inc.                          5,900             226
#  Koger Equity Inc. REIT                       3,000              56
#  Kohls Corp.                                  4,600             181
#  Komag, Inc.                                  3,200              87
#  The Kroger Co.                               7,800             363
   Kuhlman Corp.                                4,700              91
#  LCI International, Inc.                      4,674             100
   LG&E Energy Corp.                            3,400              83
#  LSI Logic Corp.                              7,300             195
   LSI Industries Inc.                          2,264              30
   LTC Properties, Inc.                         3,100              57
   LTV Corp.                                    4,900              58
#  LTX Corp.                                    9,300              54
   La Quinta Inns Inc.                          4,500              86
   La-Z-Boy Inc.                                  900              27
#  Laboratory Corp. of America                 15,624              45
#  Ladd Furniture Inc.                          1,266              18
   Lafarge Corp.                                3,000              60
#  LAM Research Corp.                           1,400              39
   Lancaster Colony Corp.                       1,788              82
#  Lancer Corp.                                 2,535              52
   Landauer, Inc.                               1,600              39
   Landmark Bancshare, Inc.                     4,900              90
#  Lands' End, Inc.                             4,000             106
#  Landry's Seafood Restaurants, Inc.           1,300              28
#  Lattice Semiconductor Corp.                  1,300              60
   Estee Lauder Cos. Class A                    3,000             153
   Lawter International Inc.                    5,300              67
#  Layne Christensen Co.                        9,500             141
#  Lazare Kaplan International, Inc.            3,100              53
#  Lear Corp.                                   3,200             109
#  Learning Co., Inc.                           2,400              34
#  Lechters Corp.                               4,000              21
   Lee Enterprises, Inc.                        2,800              65
   Leggett & Platt, Inc.                        5,200             180
   Lehman Brothers Holdings, Inc.               5,360             168
   Lennar Corp.                                 1,800              49
   Leucadia National Corp.                      2,800              75
#  Level 8 Systems Inc.                         6,900             106
   Leviathan Gas Pipeline Co.                   1,600              70
#  Lexmark International Group, Inc.
     Class A                                    3,500              97
   Liberty Bancorp, Inc. (Oklahoma)             2,400             120
   Liberty Corp.                                2,800             110
   Liberty Financial Cos., Inc.                 1,700              66
#  Liberty Media Group Class A                  3,666             105
   Liberty Property Trust REIT                  2,900              75
#  Life USA Holding, Inc.                       1,400              17
#  Lifecore Biomedical Inc.                     1,400              25
   Lillian Vernon Corp.                         2,200              27
   Eli Lilly & Co.                             33,178           2,422
   Lilly Industries Inc. Class A                4,200              77
   The Limited, Inc.                           14,881             273
#  Lin Television                               1,300              55
#  Lincare Holdings Inc.                        1,700              70
   Lincoln Electric Co. Class A                 1,100              33
   Lincoln National Corp.                       6,400             336
   Linear Technology Corp.                      4,400             193
#  Liposome Co., Inc.                             600              12
   Litchfield Financial Corp.                   3,831              55
#  Litton Industries, Inc.                      2,600             124
   Liz Claiborne, Inc.                          4,300             166
   Lockheed Martin Corp.                       12,270           1,123
   Loctite Corp.                                1,600              97
   Loews Corp.                                  7,000             660
#  Logan's Roadhouse, Inc.                      2,900              67
   Logicon, Inc.                                1,500              55
#  Lone Star Steakhouse & Saloon                2,400              64
   Long Island Bancorp, Inc.                    1,500              53
   Long Island Lighting Co.                     7,400             164
   Longhorn Steaks Inc.                         4,600              87
   Longs Drug Stores, Inc.                      1,300              64
   Longview Fibre Co.                           3,000              55
#  Loral Space &
     Communications Ltd.                       12,200             224
#  Louis Dreyfus Natural Gas Corp.              3,600              62
   Louisiana Land & Exploration Co.             2,000             107
   Louisiana-Pacific Corp.                      5,900             125
   Lowe's Cos., Inc.                           10,400             369
   Lubrizol Corp.                               2,900              90
   Lucent Technologies, Inc.                   39,071           1,807
   Lukens, Inc.                                 2,900              58
#  Lumisys, Inc.                                2,900              27
#  Lycos, Inc.                                  4,400              47
#  Lydall, Inc.                                 3,200              72
   Lyondell Petrochemical Co.                   4,500              99
#  MAI Systems Corp.                            4,100              27
#  MAIC Holdings Inc.                           1,400              47
   MBIA, Inc.                                   2,700             273
   MBNA Corp.                                  13,700             569
   MCI Communications Corp.                    42,300           1,383
   MCN Corp.                                    3,300              95
#  MEMC Electronic Materials, Inc.              2,300              52
   MFB Corp.                                    2,000              34
#  MFS Communications Co., Inc.                13,577             738
   MGIC Investment Corp.                        3,100             236
#  MGM Grand Inc.                               3,500             122
#  MK Gold Co.                                 10,700              16
   MMI Cos., Inc.                                 400              13
   MTS Systems Corp.                            2,010              41
   The Macerich Co. REIT                        2,300              60
#  Macromedia                                   1,600              29
   Madison Gas & Electric Co.                   3,100              64
#  Magellan Health Services Corp.               4,300              96
   Magna Group                                  4,152             122
#  Mail-Well, Inc.                              1,900              31
   Mainstreet Bankgroup, Inc.                   3,000              56
   Mallinckrodt Inc.                            4,100             181
   Manitowoc Co., Inc.                          2,100              85
   Manor Care Inc.                              3,200              86
   Manpower Inc.                                4,600             150
   Mapco Inc.                                   3,600             122
#  Marcam Corp.                                 3,400              43
#  Marine Drilling Co., Inc.                    2,800              55
   Mark IV Industries, Inc.                     2,940              67
   Mark Twain Bancshares, Inc.                    500              24
#  Marquette Medical Systems
     Class A                                    1,996              44
   Marsh & McLennan Cos., Inc.                  4,500             468
   Marshall & Ilsley Corp.                      5,144             179
   Marriott International                       7,300             403

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                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
#  Marshall Industries                          1,000         $    31
   Martin Marietta Materials, Inc.              5,210             121
#  Marvel Entertainment Group                   7,240              14
   Masco Corp.                                  9,900             356
   MascoTech Inc.                               2,600              43
#  Mastec Inc.                                  1,100              58
#  Material Sciences Corp.                        400               7
#  Mathsoft, Inc.                               2,000               7
#  Matria Healthcare Inc.                      12,400              57
   Mattel, Inc.                                16,210             450
#  Mattson Technology, Inc.                     4,400              41
#  Maxim Integrated Products, Inc.              3,600             156
#  Maxim Pharmaceuticals, Inc.                  1,000               7
   May Department Stores Co.                   15,400             720
#  Maxicare Health Plans Inc.                   1,700              38
#  Maxxam Inc.                                    900              43
#  Maverick Tube Corp.                          4,200              53
   Maytag Corp.                                 6,000             119
#  McAfee Associates, Inc.                      2,906             127
   McClatchy Newspapers, Inc.                   1,500              53
   McCormick & Co., Inc.                        4,100              97
   McDermott International, Inc.                4,500              75
   McDonald's Corp.                            42,900           1,941
   McDonnell Douglas Corp.                     13,000             832
   The McGraw-Hill Cos.                         6,100             281
   McKesson Corp.                               2,600             146
#  McLeod, Inc.                                 1,900              49
#  McMoRan Oil and Gas                          1,700               4
   The Mead Corp.                               2,900             169
#  Medaphis Corp.                               3,200              36
#  Medar, Inc.                                  3,642              20
#  MedCath Inc.                                 4,200              66
#  Medco Research, Inc.                         5,100              54
   Media General, Inc. Class A                  3,800             115
#  Medic Computer Systems, Inc.                 1,400              56
#  Medicis Pharmaceutical Corp.                 1,650              72
#  Medical Graphics Corp.                       9,700              53
   Meditrust                                    3,400             136
#  Medpartners Inc.                             9,024             190
#  Medplus, Inc.                                3,300              20
   Medtronic, Inc.                             14,353             976
   Mellon Bank Corp.                            7,836             556
#  Men's Wearhouse, Inc.                        1,000              24
   Mentor Corp.                                 3,604             106
#  Mentor Graphics Corp.                        5,900              58
   Mercantile Bancorp, Inc.                     5,036             259
   Mercantile Bankshares Corp.                  2,200              70
   Mercantile Stores Co., Inc.                  2,100             104
   Merck & Co., Inc.                           74,609           5,913
   Mercury Finance Co.                          9,399             115
   Mercury General Corp.                        3,200             168
   Meredith Corp.                               1,650              87
#  Merisel, Inc.                                4,200               7
   Merrill Lynch & Co., Inc.                    9,900             807
   Merry Land & Investment Co.,
     Inc. REIT                                  2,200              47
#  Mesa Air Group Inc.                          1,500              10
   Methode Electronics, Inc. Class A            6,849             137
#  Metra Biosystems, Inc.                       3,400              17
#  Metris Cos., Inc.                            2,400              57
#  Metrocall, Inc.                                900               5
#  Metromail Corp.                              3,300              60
#  Metromedia International
     Group, Inc.                                3,900              39
#  Metzler Group, Inc.                          1,700              53
#  Fred Meyer, Inc.                             1,400              50
   Michael Foods, Inc.                          7,900             101
#  Micrion Corp.                                2,000              44
#  Micros Systems, Inc.                         1,100              33
#  Microsoft Corp.                             73,600           6,086
#  Microchip Technology, Inc.                   2,000             102
#  Micro Warehouse Inc.                         1,800              21
#  Micrografx, Inc.                               600               3
#  Micron Electronics, Inc.                     5,000              97
   Micron Technology Inc.                      12,800             373
#  Microwave Power Devices, Inc.                4,700              12
   Mid Am Inc.                                  5,954             103
   Mid-America Realty Investments               7,200              68
   Mid Atlantic Realty Trust                    3,650              41
#  Mid Atlantic Medical
     Services, Inc.                             5,700              76
   Mid-Iowa Financial Corp.                    12,000              83
   MidAmerican Energy Holdings Co.              4,800              76
#  Millenium Chemicals, Inc.                    4,600              82
   Herman Miller, Inc.                          1,400              79
   Millipore Corp.                              2,600             108
#  Milwaukee Land Co.                           5,500              34
   Minerals Technologies, Inc.                  1,200              49
   Minnesota Mining &
     Manufacturing Co.                         25,200           2,088
   Minnesota Power & Light Co.                  2,500              69
#  Mirage Resorts, Inc.                        11,300             244
   Mississippi Chemical Corp.                   1,000              24
   Mitchell Energy & Development
     Corp. Class A                              2,200              49
#  Mizar Inc.                                   1,000               5
   Mobil Corp.                                 23,800           2,910
#  Mobile Telecommunications
     Technologies Corp.                         2,700              23
#  MobileMedia Corp.                            3,000               1
#  Mobley Environmental Services,
     Inc. Class A                               6,600               2
   Modine Manufacturing Co.                     2,538              67
#  Mohawk Industries, Inc.                      3,700              82
#  Molecular Biosystems, Inc.                     597               4
   Molex, Inc.                                  6,056             237
#  Molten Metal Technology                      1,000              12
   The Money Store                              3,000              83
   Monsanto Co.                                35,500           1,380
   Montana Power Co.                            2,800              60
   J.P. Morgan & Co., Inc.                     11,400           1,113
   Morgan Stanley Group, Inc.                   8,700             497
   Morrison Fresh Cooking Inc.                  1,437               7
   Morrison Health Care Inc.                    3,316              49
#  Morrison Knudsen Co. Warrants
     Exp. 3/11/03                                 278               1
   Morton International, Inc.                   8,400             342
#  Mortons Restaurant Group                     2,456              41
   Mosinee Paper Corp.                            300              11
   Motorola, Inc.                              36,400           2,234
#  Mueller Industries Inc.                      2,100              81
#  MTL, Inc.                                    1,152              24

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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                            SHARES           (000)
---------------------------------------------------------------------
#  Multicare Cos., Inc.                         1,200         $    24
   Murphy Oil Corp.                             2,600             145
   Mylan Laboratories, Inc.                     6,650             111
   NAC Re Corp.                                 2,400              81
#  NCI Building Systems, Inc.                   1,300              45
#  NCO Group, Inc.                              2,700              45
#  NFO Research Inc.                            2,797              63
   NGC Corp.                                    9,300             216
#  NHP, Inc.                                    2,300              36
   NIPSCO Industries, Inc.                      3,500             139
   N L Industries, Inc.                         5,500              60
   NUI Corp.                                      400               9
   Nabisco Holdings Corp. Class A               2,800             109
#  Nabors Industries, Inc.                      4,500              87
   NACCO Industries, Inc. Class A                 891              48
   Nalco Chemical Co.                           3,800             137
#  Nashua Corp.                                 2,586              31
#  National City Bancorporation                   800              16
   National City Corp.                         13,300             597
   National Community Bancorp                   1,550              59
   National Data Corp.                          1,600              70
#  National Education Corp.                     5,300              81
   National Fuel & Gas Co.                      1,900              78
   National Health Investors REIT               1,300              49
#  National Medical Financial
     Services Corp.                             4,700              34
   National Presto Industries, Inc.             2,200              82
#  National Processing, Inc.                    3,100              50
#  National Semiconductor Corp.                 8,300             202
   National Service Industries, Inc.            2,800             105
#  National Steel Corp. Class B                 3,200              30
#  National Western Life Insurance
     Co. Class A                                  200              18
   NationsBank Corp.                           17,812           1,741
   Nationwide Health Properties, Inc.           2,300              56
#  Natural Wonders                              4,300              19
#  Nautica Enterprises Inc.                     2,500              63
#  Navigators Group, Inc.                       2,000              36
#  Navistar International Corp.                 4,000              37
#  Neiman Marcus Group Inc.                     2,300              59
#  Nellcor Puritan Bennett, Inc.                3,508              76
   Thomas Nelson, Inc.                          4,750              71
#  Neoprobe Corp.                               6,300              96
#  Netcom On-Line Communication
     Services, Inc.                             1,600              21
#  Netframe Systems Inc.                       14,800              40
#  Netmanage, Inc.                              3,000              18
#  Netscape Communications Corp.                2,600             148
#  Network General Corp.                        2,600              78
#  Neurogen Corp.                                 680              13
   Nevada Power Co.                             2,300              47
   New England Electric System                  3,600             126
#  New Mexico & Arizona Land Co.                2,292              27
   New Plan Realty Trust REIT                   3,500              89
   New York State Electric &
     Gas Corp.                                  3,700              80
   New York Times Co. Class A                   6,000             228
   Newell Co.                                   9,000             284
#  Newfield Exploration Co.                     2,200              57
   Newmont Gold Co.                             6,400             280
   Newmont Mining Corp.                         5,843             261
#  Newport News Shipbuilding Inc.               2,040              31
#  Nextel Communications                       13,863             181
#  Nexstar Pharmaceuticals Inc.                 6,812             101
#  Niagara Mohawk Power Corp.                   8,700              86
   NICOR, Inc.                                  3,100             111
   Nike, Inc. Class B                          17,600           1,052
#  Nine West Group, Inc.                        2,100              97
#  99 Cents Only Stores                         1,100              18
   Noble Affiliates, Inc.                       3,400             163
#  Noble Drilling Corp.                         7,300             145
#  Noodle Kidoodle, Inc.                        5,000              26
   NorAm Energy Corp.                           9,300             143
#  Nord Resources Corp.                         7,900              35
   Nordson Corp.                                1,700             109
   Nordstrom, Inc.                              4,800             170
   Norfolk Southern Corp.                       7,300             639
   Norrell Corp.                                  600              16
#  Nortek, Inc.                                 2,500              50
   North American Mortgage Co.                  2,700              53
#  North American Vaccine, Inc.                 2,739              66
   North Fork Bancorporation, Inc.              1,500              53
   North Side Savings Bank                      2,315             127
   Northeast Utilities                          6,700              89
   Northern States Power Co.                    4,000             184
   Northern Trust Corp.                         6,900             251
   Northrop Grumman Corp.                       3,300             273
#  Northwest Airlines Corp. Class A             6,000             235
   Northwest Natural Gas Co.                    1,050              25
   Northwest Savings Bank                       5,800              79
   Norwest Corp.                               22,780             991
#  Nova Corp. (Georgia)                         1,700              38
#  NovaCare, Inc.                               7,100              78
#  Nu-Kote Holding, Inc. Class A                4,600              47
#  Novavax, Inc.                                6,110              21
#  Novell, Inc.                                20,000             189
#  Novellus Systems, Inc.                       2,300             125
   Nucor Corp.                                  4,800             245
#  Nuevo Energy Co.                             1,700              88
   Numerex Corp.                                  500               2
#  nVIEW Corp.                                  3,300              11
   NYNEX Corp.                                 26,400           1,271
   OEA, Inc.                                    1,300              59
#  OHM Corp.                                    5,700              48
#  OIS Optical Imaging Systems, Inc.            6,100              10
#  Oak Technology, Inc.                         2,100              24
#  Oakley, Inc.                                 3,800              41
   Oakwood Homes Corp.                          4,100              94
#  Objective Systems Integrators, Inc.          1,700              40
   Occidental Petroleum Corp.                  19,800             463
#  Oceaneering International, Inc.              2,810              45
#  Octel Communications Corp.                   3,000              52
#  Office Depot, Inc.                           8,925             158
#  Officemax Inc.                               7,200              77
#  Offshore Logistics, Inc.                     4,000              78
   Ogden Corp.                                  3,200              60
   Ohio Casualty Corp.                          1,600              57
   Ohio Edison Co.                              8,700             198
   Oklahoma Gas & Electric Co.                  1,900              79
#  Old Dominion Freight Line, Inc.              4,000              42
   Old Kent Financial Corp.                     2,315             110
   Old National Bancorp                         1,500              59
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                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
   Old Republic International Corp.             5,050         $   135
   Olin Corp.                                   2,800             105
   Olsten Corp.                                 3,950              60
#  Olympic Financial Ltd.                       2,000              29
   Omnicare, Inc.                               4,600             148
   Omnicom Group Inc.                           4,400             201
#  Omega Health Systems, Inc.                   5,700              38
   Omega Healthcare Investors, Inc.             2,400              80
#  Omnipoint Corp.                              2,000              38
#  Oncor Inc.                                   8,369              33
   One Valley Bancorp of West
     Virginia Inc.                              1,500              56
   ONEOK, Inc.                                  1,700              51
#  Ontrak Systems, Inc.                         2,000              30
#  Optical Cable Corp.                            400               4
#  Oracle Corp.                                40,225           1,677
   Orange & Rockland Utilities, Inc.            2,500              90
   Orange-Co, Inc.                              3,600              28
#  Oravax, Inc.                                 2,600              14
#  Oregon Metallurgical Corp.                   2,100              67
#  Organogenesis, Inc.                          4,750             110
   Oregon Steel Mills, Inc.                     1,600              27
   Orion Capital Corp.                            900              55
#  OrNda Healthcorp                             2,769              81
#  Orthodontic Centers of
     America, Inc.                              1,300              20
#  Oryx Energy Co.                              6,000             149
   Oshkosh Truck Corp.                          2,900              30
#  Osicom Technologies                          4,042              31
   Otter Tail Power Co.                         2,098              68
#  Outback Steakhouse                           2,200              59
#  Outdoor Systems, Inc.                        2,400              68
   Overseas Shipholding Group Inc.              1,900              32
   Owens Corning                                2,800             119
#  Owens-Illinois, Inc.                         7,400             168
#  Oxford Health Plan                           4,700             275
#  PDT, Inc.                                    1,600              46
   PECO Energy Corp.                           13,000             328
   PHH Corp.                                    2,800             120
#  PHP Healthcare Corp.                         2,800              72
#  PICO Holdings Inc.                           7,014              28
   The PMI Group Inc.                           2,200             122
#  PMT Services Inc                             1,900              33
   PNC Bank Corp.                              20,335             765
   PP&L Resources Inc.                          9,100             209
   PPG Industries, Inc.                        11,100             623
#  PRI Automation, Inc.                         2,200              99
   Paccar, Inc.                                 2,225             151
   Pacific Enterprises                          4,700             143
   Pacific Gas & Electric Co.                  25,500             536
   Pacific Telesis Group                       26,300             967
#  Pacificare Health Systems Inc.
     Class A                                      500              41
#  Pacificare Health Systems Inc.
     Class B                                    1,200             102
   PacifiCorp                                  17,600             361
#  Paging Network, Inc.                         5,900              90
   PaineWebber Group, Inc.                      5,600             158
#  Pairgain Technologies, Inc.                  3,600             110
   Pall Corp.                                   6,066             155
   PanEnergy Corp.                              9,300             419
#  PanAmSat Corp.                               2,300              65
#  Papa John's International, Inc.              1,800              61
#  Parametric Technology Corp.                  7,800             401
#  Parcplace-Digitalk Inc.                        400               1
#  Park-Ohio Industries, Inc.                   4,400              57
   Parker & Parsley Petroleum Co.               3,800             140
   Parker Hannifin Corp.                        4,100             159
#  Parkervision, Inc.                             400               5
   Parkway Properties Inc.                      2,800              73
   Patriot American Hospitality,
     Inc. REIT                                  1,300              56
   Paul Revere Corp.                            2,400              89
   Paychex, Inc.                                4,475             230
#  Payless ShoeSource, Inc.                     2,080              78
#  PEC Israel Economic Corp.                    4,000              67
#  Pegasystems Inc.                             1,700              51
#  The Penn Traffic Co.                         4,000              15
   Penncorp Financial Group Inc.                1,700              61
   J.C. Penney Co., Inc.                       15,017             732
   Pennsylvania Enterprises Inc.                  983              43
   Pentair, Inc.                                3,700             119
   Pennzoil Co.                                 2,700             153
   Peoples Bank of Bridgeport                   2,400              69
#  People's Choice TV Corp.                     2,200              13
   Peoples Energy Corp.                         2,100              71
   Peoples First                                3,748              94
   Peoples Heritage Financial
     Group Inc.                                 2,600              72
#  Peoplesoft Inc.                              6,600             316
   Pep Boys (Manny, Moe & Jack)                 3,200              98
   PepsiCo, Inc.                               96,000           2,808
#  Perclose, Inc.                               1,200              24
#  Performance Food Group Co.                     450               7
   Perkin-Elmer Corp.                           2,200             130
#  Perrigo Co.                                  6,900              62
#  Perseptive Biosystems, Inc.                    650               4
#  Personnel Group of America, Inc.             2,800              68
#  Pete's Brewing Co.                             600               5
#  Petrocorp, Inc.                              4,822              46
   Petroleum Heat & Power Co.                   9,600              60
   Petrolite Corp.                              1,900              89
#  PETsMART, Inc.                               5,548             121
   Pfizer, Inc.                                39,400           3,265
#  Pharmaceutical Markets                       6,100              63
   Phelps Dodge Corp.                           3,600             243
#  Philadelphia Consolidated
     Holding Corp.                              1,800              41
   Philip Morris Cos., Inc.                    50,200           5,654
   Phillips Petroleum Co.                      15,800             699
   Phillips-Van Heusen Corp.                    1,200              17
#  Phoenix Network, Inc.                          600               2
#  Phycor, Inc.                                 3,250              92
#  Physician Reliance Network, Inc.             4,500              35
#  Physician Sales & Service, Inc.              1,600              23
#  Physician Corp. of America                   1,800              18
#  Physio-Control International Corp.           2,400              53
#  PictureTel Corp.                             2,800              72
   Piedmont Natural Gas, Inc.                   1,800              42
   Pier 1 Imports Inc.                          6,205             109
#  Pinnacle Micro Inc.                          4,450              13
   Pinnacle West Capital Corp.                  4,800             152

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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                            SHARES           (000)
---------------------------------------------------------------------
   Pioneer Group Inc.                           2,700         $    64
   Pioneer Hi Bred International                4,800             336
   Pioneer Standard Electronics Inc.            7,200              93
   Piper Jaffray Cos., Inc.                     3,000              47
   Pitney Bowes, Inc.                           8,800             480
#  Pittencrieff Communication, Inc.             6,331              23
   Pittston Brink's Group                       2,500              68
   Pittston Burlington Group                    1,050              21
   Pittway Corp. Class A                        1,300              70
#  Pixar, Inc.                                  1,000              13
#  Pizza Inn, Inc.                              9,200              43
#  Plains Resources                             1,917              30
#  Planet Hollywood International,
     Inc. Class A                               5,600             111
#  Planet Polymer Technology, Inc.              5,200              22
#  Plantronics, Inc.                            1,300              59
#  Platinum Software Co.                        2,274              27
#  Playtex Products, Inc.                       6,900              55
   Plenum Publishing Corp.                      1,100              39
   Ply-Gem Industries, Inc.                       400               5
   Poe & Brown, Inc.                            2,900              78
   Pogo Producing Co.                           4,600             217
   Polaris Industries, Inc.                     1,700              40
   Polaroid Corp.                               2,300             100
#  Policy Management Systems Corp.              2,900             134
   Portland General Electric Co.                3,200             134
   Post Properties, Inc. REIT                   1,300              52
   Potlatch Corp.                               1,800              77
   Potomac Electric Power Co.                   6,700             173
   Praxair, Inc.                                9,600             443
   Precision Castparts Corp.                    1,300              65
   Premark International, Inc.                  3,300              73
   Premier Farnell PLC ADR                      1,645              42
   Premier Farnell PLC Cvt. Pfd. ADR            1,326              38
#  Premisys Communications, Inc.                1,500              51
#  Presstek, Inc.                                 700              50
#  Price/Costco Inc.                           11,086             279
   T. Rowe Price                                3,400             148
   Price REIT, Inc.                               700              27
#  Primadonna Resorts, Inc.                       600              10
#  Prime Service, Inc.                          1,700              47
#  Prime Hospitality Corp.                      2,300              37
   Procter & Gamble Co.                        42,100           4,526
#  Proffitt's, Inc.                             1,200              44
   Production Operators Corp.                   2,900             136
#  Progress Software Corp.                      2,800              56
   Progressive Corp. of Ohio                    4,000             270
#  Project Software &
     Development, Inc.                            400              17
#  Promus Hotel Corp.                           2,700              80
   Protective Life Corp.                        1,800              72
#  Proteon Inc.                                 2,600               7
#  Providence Journal Co.                         800              25
#  Provident American Corp.                     2,800              40
   Provident Cos., Inc.                         2,400             116
   Providian Corp.                              5,500             283
#  Proxim, Inc.                                 1,800              42
#  Proxymed Pharmacy, Inc.                      2,900              20
   Public Service Co. of Colorado               3,500             136
   Public Service Co. of
     New Mexico                                 2,300              45
   Public Service Enterprise
     Group Inc.                                13,900             379
   Public Storage, Inc. REIT                    3,986             124
   Public Storage Properties XI
     Class A                                      100               2
   Public Storage Properties XV
     Class A                                      800              17
#  Pudgie's Chicken, Inc.                       7,100              11
   Puerto Rican Cement Co., Inc.                2,900              91
   Puget Sound Power & Light Co.                3,600              86
   Pulitzer Publishing Co.                      1,333              62
   Pulte Corp.                                  1,600              49
#  Pure Atria Software Corp.                    2,481              61
#  QLogic Corp.                                 1,473              38
   The Quaker Oats Co.                          7,700             294
#  Qualcomm, Inc.                               3,500             140
#  Quality Systems, Inc.                        2,400              17
#  Quantum Corp.                                2,900              83
   Questar Corp.                                2,000              74
   Quick & Reilly Group, Inc.                   3,334             100
#  Quickresponse Services, Inc.                   100               3
#  Quiksilver, Inc.                             2,900              62
#  Quickturn Design Systems, Inc.               5,800             119
#  Quintiles Transnational Corp.                1,100              72
#  Quorum Health Group, Inc.                    2,600              77
   RFS Hotel Investors, Inc. REIT               4,100              81
   RJR Nabisco Holdings Corp.                  16,699             568
   R.L.I. Corp.                                 2,625              88
   RPM Inc. (Ohio)                              3,625              62
#  Racotek, Inc.                                7,000              30
#  RailTex, Inc.                                  994              25
#  Rainbow Technologies, Inc.                   4,000              75
#  Rainforest Cafe, Inc.                          750              18
#  Ralcorp Holdings Inc.                        3,533              75
   Ralston-Ralston Purina Group                 6,015             441
#  Ramtron International Corp.                  6,100              37
#  Raptor Systems, Inc.                         2,100              42
#  Raster Graphics, Inc.                          600               7
#  Rational Software Corp.                      2,000              79
   Raychem Corp.                                2,300             184
   Rayonier Inc.                                1,800              69
   Raytheon Co.                                14,500             698
#  Read-Rite Corp.                              3,800              95
   Reader's Digest Assn., Inc. Class A          6,100             246
#  Reading & Bates Corp.                        5,100             135
#  Recovery Engineering, Inc.                   4,600              31
#  Red Brick Systems, Inc.                      2,700              61
   Reebok International Ltd.                    3,413             143
#  Regal Cinemas, Inc.                          1,800              55
   Regis Corp.                                  4,140              67
   Regions Financial Corp.                      3,718             192
#  Regent Assisted Living, Inc.                 1,500               7
   Reinsurance Group of
     America, Inc.                              1,000              47
   Reliance Bancorp, Inc.                       2,000              39
   Reliance Group Holdings                      4,000              37
   Reliastar Financial Corp.                    1,685              97
#  Remedy Corp.                                 2,400             128
#  Renaissance Communications                   3,200             114
#  Renal Treatment Centers, Inc.                1,000              26
#  Republic Industries, Inc.                   12,430             388

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                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
   Republic New York Corp.                      3,100         $   253
#  Research Medical, Inc.                       3,610              83
#  Resound Corp.                                5,200              37
#  Retirement Care Associates, Inc.             8,268              68
#  Revco Drug Stores, Inc.                      4,000             148
#  Rexall Sundown, Inc.                         1,800              49
   Reynolds & Reynolds Class A                  4,200             109
   Reynolds Metals Co.                          3,500             197
#  Rhodes Inc.                                    200               2
   Rhone-Poulenc Rorer, Inc.                    8,400             656
   Richfood Holdings, Inc.                      2,850              69
   Riggs National Corp.                         1,900              33
#  Rio Hotel and Casino, Inc.                   3,000              44
   Rite Aid Corp.                               6,875             273
   Roadway Express Inc.                         1,000              19
#  Robert Half International, Inc.              5,100             175
   Rochester Gas and Electric Corp.             1,900              36
#  Rochester Medical Corp.                      2,300              43
   Rockwell International Corp.                13,400             816
#  Rockshox, Inc.                               4,600              66
#  Rogers Corp.                                 2,100              57
   Rohm & Haas Co.                              3,800             310
#  Rohr, Inc.                                   4,000              91
#  Rollins Environmental
     Services, Inc.                             2,800               5
   Rollins, Inc.                                3,600              72
   Rollins Truck Leasing                        6,750              85
#  Ronson Corp.                                 2,400               6
   Roosevelt Financial Group                    2,500              52
   Roper Industries Inc.                        3,236             127
   Ross Stores, Inc.                            1,500              75
#  Ross Technology, Inc.                        2,800               9
   Rouse Co.                                    3,400             108
#  Rowan Cos., Inc.                             5,100             115
#  Royal Appliance
     Manufacturing Co.                          6,014              41
   Royal Caribbean Cruises, Ltd.                2,000              47
   Rubbermaid, Inc.                             8,900             202
   Ruby Tuesday, Inc.                           2,875              53
   Ruddick Corp.                                4,300              60
   Russell Corp.                                2,200              65
#  Ryan's Family Steak Houses, Inc.             8,000              55
   Ryder System, Inc.                           4,300             121
   SBC Communications Inc.                     37,400           1,935
#  SCI Systems, Inc.                            1,600              72
#  SDL, Inc.                                    2,500              65
   SEI Corp.                                      400               9
#  SGII International                             650               3
#  SMC Corp.                                    1,200               9
#  SPS Technologies, Inc.                         824              53
#  SPS Transaction Services                     1,400              21
#  S3, Inc.                                     2,800              46
   SAFECO Corp.                                 7,200             284
#  Safeguard Scientifics, Inc.                  1,806              57
   Safety-Kleen Corp.                           3,500              57
#  Safeway, Inc.                               13,500             577
#  Saga Communications, Inc.                    2,775              54
   St. Joe Corp.                                1,600             104
   St. John Knits, Inc.                           700              30
#  St. Jude Medical, Inc.                       4,700             200
   St. Mary Land & Exploration Co.              2,372              59
   St. Paul Bancorp, Inc.                       2,953              87
   St. Paul Cos., Inc.                          5,200             305
#  Saks Holdings, Inc.                          3,700             100
   Salomon, Inc.                                6,200             292
#  Sanchez Computer Associates Inc.               181               1
#  SanDisk Corp.                                3,400              32
#  John B. Sanfilippo & Son, Inc.               5,600              27
#  Sanmina Corp.                                1,100              62
#  Santa Fe Energy Resources, Inc.              5,400              75
   Santa Fe Pacific Gold Corp.                  7,440             114
   Santa Monica Bank                              500               8
   Sara Lee Corp.                              29,800           1,110
#  Satcon Technology Corp.                      3,007              19
   Savannah Foods & Industries, Inc.            4,800              65
   SCANA Corp.                                  5,600             150
#  R. P. Scherer Corp.                          1,400              70
#  Scherer Health                               3,200               7
   Schering-Plough Corp.                       22,700           1,470
   Schlumberger Ltd.                           15,100           1,508
   Schnitzer Steel Industries, Inc.
     Class A                                    2,000              51
#  Scholastic Corp.                               900              60
#  Schuler Homes Inc.                           2,200              14
   Schuller Corp.                               8,800              93
   A. Schulman Inc.                             1,900              47
   Charles Schwab Corp.                        10,800             346
   Schweitzer-Mauduit
     International, Inc.                        1,850              58
#  Sciclone Pharmaceuticals                       800               6
   Scientific-Atlanta, Inc.                     4,000              60
#  Scientific Games Holdings Corp.              3,200              86
#  Scios, Inc.                                  2,300              14
#  Scopus Technology, Inc.                      2,400             111
#  The Score Board, Inc.                       16,500              33
#  Scotts Co.                                   3,800              75
   E.W. Scripps Co.                             4,800             168
   Seacoast Banking Corp. of
     Florida Class A                            3,200              83
#  Seagate Technology                          14,368             567
#  Seacor Holdings, Inc.                          800              50
#  Seagull Energy Corp.                         3,804              84
#  Sealed Air Corp.                             2,700             112
   Sears, Roebuck & Co.                        24,000           1,107
#  Seattle FilmWorks, Inc.                      2,250              45
   Security Capital Corp.                       1,300              95
   Security Capital Industrial
     Trust REIT                                 5,823             124
   Security Capital Pacific Inc. REIT           3,500              80
#  Security Dynamics
     Technologies, Inc.                         2,400              75
#  Security First Network Bank                  1,547              16
   Sensormatic Electronics Corp.                3,500              59
#  Sepracor Inc.                                4,700              77
#  Sequa Corp. Class A                          1,456              57
#  Sequent Computer Systems, Inc.               4,100              73
#  Sequus Pharmaceuticals, Inc.                 4,600              73
   Service Corp. International                 14,100             395
#  Service Merchandise Co., Inc.                7,700              33
   Shared Medical Systems Corp.                 1,437              71
   Shaw Industries, Inc.                        7,000              82
   Sherwin-Williams Co.                         5,100             286

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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                            SHARES           (000)
---------------------------------------------------------------------
#  Shiva Corp.                                  1,600         $    56
#  Shoe Carnival, Inc.                            650               3
#  Shoney's Inc.                                8,295              58
#  Show Biz Pizza Time, Inc.                    3,700              68
   Showboat, Inc.                               3,600              62
#  Shuffle Master, Inc.                         2,833              26
#  Siebel Systems, Inc.                         2,200              60
   Sierra Pacific Resources                     1,800              52
#  Sierra Semiconductor                         3,466              52
   Sigma Aldrich Corp.                          3,100             193
#  Signal Technology Corp.                      4,147              32
   Signet Banking Corp.                         2,933              90
#  Silicon Graphics, Inc.                      10,204             260
#  Silicon Valley Bancshares                    2,000              65
#  Silicon Valley Research, Inc.                3,100               6
   Simon DeBartolo Group Inc.                   5,684             176
#  Simulation Sciences, Inc.                    3,000              44
#  Sitel Corp.                                  4,400              62
   Sizzlers Property Investors, Inc.            4,100              39
#  Sizzler International                       13,700              39
#  Smartalk Teleservices Inc.                   3,000              52
#  Smith Corona                                12,400               1
   A.O. Smith Corp.                             1,500              45
#  Smith International, Inc.                    2,400             108
#  Smithfield Foods, Inc.                       2,500              95
   Smiths Food & Drug Centers, Inc.
     Class B                                    1,966              61
#  Snyder Communications, Inc.                  2,000              54
   Snap-On Inc.                                 3,150             112
#  Software Spectrum, Inc.                      2,400              70
#  Sofamor Danek Group Inc.                     1,100              34
#  Softdesk, Inc.                               1,300              20
#  Sola International, Inc.                     1,500              57
#  Solectron Corp.                              2,700             144
   Somerset Group, Inc.                         4,125              68
   Sonat, Inc.                                  5,300             273
   Sonoco Products                              5,000             129
   Sotheby's Holdings Class A                   3,300              61
   Southdown, Inc.                              2,700              84
   Southeastern Michigan Gas &
     Electric                                   2,922              55
   Southern Co.                                41,300             934
   Southern National Corp.                      6,700             243
   Southern New England
     Telecommunications Corp.                   3,500             136
#  Southern Union Co.                           5,630             124
#  Southland Corp.                             18,400              55
   SouthTrust Corp.                             5,648             197
   Southwest Airlines Co.                       8,950             198
   Southwest Bancshares, Inc.                   1,776              32
   Southwest Gas Corp.                          3,600              69
   Southwestern Energy Co.                      1,600              24
   Southwestern Public Service Co.              1,700              60
   Sovereign Bancorp, Inc.                      2,425              32
   Sovran Self Storage, Inc.                    2,200              69
#  Spacelabs Medical                            2,500              52
#  Spacetec IMC Corp.                           4,200              22
   Spartan Motors, Inc.                         5,800              38
#  Spectralink Corp.                            8,600              24
#  Spectran Corp.                               4,200              92
#  Spectranetics Corp.                          2,900              12
#  Spectrum Holobyte                            2,000              15
#  Speedfam International, Inc.                   700              20
#  Speedway Motorsports, Inc.                   2,600              55
#  Spelling Entertainment                       9,900              73
#  Spiegel, Inc. Class A                        8,500              60
   Spieker Properties, Inc. REIT                2,100              76
#  Splash Technology Holdings, Inc.             2,800              61
#  Sportmart Inc. Class A                       3,650              10
#  Sportmart Inc.                               3,650              12
#  Sports & Recreation                          5,600              43
   Springs Industries Inc. Class A              1,200              52
   Sprint Corp.                                26,440           1,054
#  Spyglass, Inc.                               3,000              37
#  Standard Commercial Tobacco Co.              4,278              87
   Standard Federal Bank                        3,400             193
   Standard Financial, Inc.                     1,500              30
#  Standard Microsystem                         4,300              40
   Standard Motor Products, Inc.                3,300              46
   Standard Products Co.                        3,700              94
   The Standard Register Co.                    1,100              36
   Stanhome, Inc.                               2,300              61
   The Stanley Works                            4,800             130
#  Staodynamics Inc.                            8,300              11
#  Staples, Inc.                                9,825             177
   Star Banc Corp.                              1,400             129
#  Starbucks Corp.                              4,800             137
   L. S. Starrett Co. Class A                   1,400              40
#  Starter Corp.                                8,200              47
#  Starsight Telecast, Inc.                     2,500              23
   Starwood Lodging Trust REIT                  1,600              88
   State Street Boston Corp.                    5,000             323
#  Station Casinos, Inc.                        5,900              60
#  Stein Mart, Inc.                             1,500              30
#  Steris Corp.                                 2,054              89
#  Sterling Commerce, Inc.                      4,507             159
#  Sterling Software, Inc.                      2,200              70
   Stewart & Stevenson Services, Inc.           3,000              87
   Stewart Enterprises, Inc. Class A            2,250              76
   Stone Container Corp.                        5,700              85
#  Stone Energy Corp.                           2,300              69
   Storage USA, Inc. REIT                       1,000              38
#  Storage Technology Corp.                     3,196             152
#  Strategic Distribution, Inc.                 5,800              46
#  Stratosphere Corp.                           6,100               5
#  Strattec Strategy Corp.                      2,100              39
#  Stratus Computer, Inc.                       2,300              63
   Stride Rite Corp.                            6,600              66
   Stryker Corp.                                5,400             162
   Student Loan Marketing Assn.                 3,500             326
   Student Loan Corp.                           1,200              45
#  Studio Plus Hotels, Inc.                     1,950              31
   Sullivan Dental Products, Inc.               1,000              13
   Sumitomo Bank of California                  2,700              69
#  Summit Care Corp.                            4,100              66
   Summit Bancorp                               5,613             245
   Sun Co., Inc.                                4,337             106
#  Sun Microsystems, Inc.                      21,800             560
#  Sunbelt Nursery Group, Inc.                    400               1
   SunAmerica Inc.                              7,200             319
#  Sun Healthcare Group, Inc.                   3,800              51
   Sunbeam Corp.                                4,900             126
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                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
   Sundstrand Corp.                             3,600         $   153
#  SunGard Data Systems, Inc.                   2,000              80
#  Sunglass Hut International, Inc.             4,800              35
#  Sunrise Medical, Inc.                        2,100              33
   SunTrust Banks, Inc.                        13,400             660
   Superior Industries
     International, Inc.                        1,400              32
   Superior Surgical Manufacturing
     Co., Inc.                                  5,900              80
   SuperValu Inc.                               3,500              99
#  Supreme International Corp.                  2,100              31
   Susquehanna Bancshares, Inc.                 1,300              45
#  Swift Transportation Co., Inc.               1,800              42
#  Sybase, Inc.                                 3,840              64
#  Sybron International Corp.                   6,004             198
#  Sykes Enterprises, Inc.                      1,200              44
#  Sylvan Learning Systems, Inc.                  850              24
#  Symantec Corp.                               3,000              44
#  Symbol Technologies, Inc.                    1,300              58
#  Syms Corp.                                   2,500              21
#  Synagro Technologies Inc.                    4,100              10
   Synalloy Corp.                               2,000              32
#  Syncor International Corp.                   2,300              31
#  Synopsys, Inc.                               2,900             133
#  Synetic, Inc.                                1,100              53
   Synovus Financial Corp.                      7,150             230
   Sysco Corp.                                 10,600             346
#  TBC Corp.                                    7,800              59
   TCA Cable Television, Inc.                   2,500              75
   TCF Financial Corp.                          2,278              99
#  TCI Satellite Entertainment, Inc.
     Class A                                    3,804              38
   TECO Energy, Inc.                            6,300             152
#  TESSCO Technologies, Inc.                      300              11
   TIG Holdings, Inc.                           3,500             118
   TJX Cos., Inc.                               4,300             204
#  TRO Learning, Inc.                           1,800              20
   TRW, Inc.                                    7,900             391
#  TST Impreso, Inc.                              200               2
   Tab Products                                 9,100              81
   Talbots Inc.                                 1,800              51
   Tambrands, Inc.                              2,200              90
#  Tandem Computers, Inc.                       5,700              78
   Tandy Corp.                                  3,400             150
   Tanger Factory Outlet Centers, Inc.          1,289              35
#  Target Therapeutics, Inc.                    2,244              94
   Tappan Zee Financial, Inc.                     700               9
#  Tatham Offshore, Inc.                        6,300               4
   Taubman Co. REIT                             6,900              89
#  Tech Data Corp.                              2,500              68
#  Tech-Sym Corp.                               1,998              59
#  Techne                                       3,800              97
#  Technical Chemicals and
     Products, Inc.                             4,200              37
#  Technology Solutions Co.                     6,000             247
#  Tecnol Medical Products Inc.                 5,400              81
   Tecumseh Products Co. Class B                1,000              56
   Tecumseh Products Co. Class A                2,200             126
#  Telco Systems, Inc.                          1,900              36
#  Tejas Gas Corp.                              1,175              56
#  Tekelec                                      2,700              43
   Tektronix, Inc.                              1,600              82
#  Tel-Save Holdings, Inc.                      1,800              52
#  Tele-Communications
     International, Inc. Series A               6,500              87
#  Tele-Communications, Inc. Class A           40,142             524
   Teleflex Inc.                                1,037              54
   Telephone & Data Systems, Inc.               3,500             127
#  Telespectrum Worldwide Inc.                  2,900              46
#  Tellabs, Inc.                               10,800             407
#  Telular Corp.                                6,400              35
   Temple-Inland Inc.                           3,100             168
#  Teletech Holdings Inc.                       3,400              87
#  Tencor Instruments                           2,500              66
#  Tenet Healthcare Corp.                      12,622             276
   Tenneco, Inc.                               10,200             460
#  Teradyne, Inc.                               4,800             117
   Terra Industries, Inc.                       4,900              72
   Terra Nitrogen Co. LP                        3,089             140
   Texaco Inc.                                 16,200           1,590
   Texas Industries, Inc.                       1,400              71
   Texas Instruments, Inc.                     11,100             708
   Texas Utilities Co.                         13,193             538
   Textron, Inc.                                4,600             433
#  Theragenics Corp.                            3,558              80
   Thermo Electron Corp.                        8,962             370
#  Thermo Instrument Systems, Inc.              4,925             163
#  Thermo Cardiosystems Inc.                    1,800              54
#  Thermo Fibertek, Inc.                        5,550              52
#  Thermo VolTek                                5,050              50
#  ThermoLase Corp.                             2,200              35
#  ThermoTrex Corp.                             2,000              55
#  Thermedics, Inc.                             4,300              78
   Thiokol Corp.                                1,100              49
   Thomas & Betts Corp.                         2,000              89
#  Thompson PBE, Inc.                             900               5
   Thornburg Mortgage Asset Corp.               3,600              77
#  3 Com Corp.                                 10,400             762
#  3DO Co.                                      4,800              23
#  360 Communications Co.                       7,346             170
   Tidewater, Inc.                              3,400             154
   Tiffany & Co.                                2,100              77
   Timberline Software Corp.                    3,517              31
   Time Warner, Inc.                           34,900           1,309
   Times Mirror Co. Class A                     6,400             318
   Times Mirror Co.                             2,876             148
   The Timken Co.                               1,600              73
   Titan Wheel International, Inc.              2,800              36
#  Titanium Metals Corp.                        2,000              65
#  Todd Shipyards Corp.                         4,753              31
#  Todhunter International, Inc.                4,200              36
#  Toll Brothers, Inc.                          6,100             119
   Tootsie Roll Industries, Inc.                1,236              49
#  The Topps Co., Inc.                          9,400              38
   Torch Energy Royalty Trust                   3,100              33
   Torchmark Corp.                              3,800             192
   The Toro Co.                                 2,600              95
   Tosco Corp.                                  2,600             206
#  Total Containment                            2,100               7
   Total Petroleum
     (North America) Ltd.                       2,800              29
#  Total Renal Care Holdings, Inc.              1,800              65

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                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                            SHARES           (000)
---------------------------------------------------------------------
   Total System Services, Inc.                  7,600         $   204
   Town & Country Trust REIT                    4,300              63
#  Toys R Us, Inc.                             16,840             505
#  Tractor Supply Co.                           2,700              56
#  Trak Auto Corp.                              1,200              17
#  Transact Technologies Inc.                   2,900              29
#  Trans World Gaming Corp.                     2,200               2
#  Transaction Systems
     Architects, Inc.                           1,400              46
   Transamerica Corp.                           4,000             316
   Transatlantic Holdings                       1,200              97
#  Transitional Hospital Corp.                  2,800              27
   Transocean Offshore Inc.                     3,000             188
   TransPro Inc.                                  900               8
#  TransTexas Gas Corp.                         4,500              64
#  Transworld Home Healthcare, Inc.               374               4
   Travelers/Aetna Property Casualty
     Corp. Class A                              3,800             134
   Travelers Group Inc.                        38,202           1,733
   Tredegar Industries Inc.                     3,900             156
#  Tremont Corp.                                1,142              41
#  Triangle Pacific Corp.                       2,500              60
#  Trident Microsystems, Inc.                   1,800              30
#  Triad Guaranty, Inc.                         1,800              50
#  Triarc Cos., Inc. Class A                    2,000              23
   Tribune Co.                                  3,300             260
   Trimas Corp.                                 2,400              57
   Trinity Industries, Inc.                     2,050              77
   Trinova Corp.                                  500              18
#  Triquint Semiconductor, Inc.                 4,200             110
#  Triton Energy Ltd. Class A                   1,700              82
   True North Communications                    3,600              79
   Trustco Bank                                 3,000              64
   Trustmark Corp.                              2,200              57
#  Tucson Electric Power Co.                    2,100              35
   Tupperware Corp.                             3,300             177
   20th Century Industries of CA                3,800              64
   Tyco International Ltd.                      9,350             494
#  Tyco Toys, Inc.                              4,200              49
#  Tyler Corp.                                 12,500              23
   Tyson Foods, Inc.                            9,000             308
#  UAL Corp.                                    3,000             186
#  UCAR International, Inc.                     2,700             101
   UGI Corp. Holding Co.                        2,100              47
#  UICI                                         2,700              87
   UMB Financial Corp.                          1,260              52
   UNR Industries, Inc.                         9,000              53
   UNUM Corp.                                   4,500             325
#  USA Waste Service                            7,750             247
   USF&G Corp.                                  7,200             150
#  USG Corp.                                    2,700              91
   UST Inc.                                    11,800             382
   USX Delhi Group                              4,800              76
   USX-Marathon Group                          17,700             423
   USX-U.S. Steel Group                         4,900             154
#  U.S. Robotics Corp.                          5,100             368
#  Ultrafem, Inc.                               1,800              31
   Ultramar Diamond Shamrock Corp.              5,036             159
   Unifi, Inc.                                  3,200             103
   Uniforce Services Inc.                         600              12
   Unicom Corp.                                12,900             350
   Union Camp Corp.                             4,300             205
   Union Carbide Corp.                          7,500             306
   Union Electric Co.                           5,700             219
   Union Pacific Corp.                         14,973             900
   Union Pacific Resources
     Group, Inc.                               15,281             447
   Union Planters Corp.                         3,600             140
   Union Texas Petroleum
     Holdings, Inc.                             5,200             116
   UnionBanCal Corp.                            1,800              96
#  Uniphase Corp.                               1,000              53
#  Uniroyal Technology Corp.                    6,900              21
#  Unisys Corp.                                 8,700              59
#  Unit Corp.                                  16,900             167
   United Asset Management Corp.                3,200              85
   United Cos. Finance Corp.                    1,700              45
   United Dominion Industries Ltd.              4,100              96
   United Dominion Realty Trust REIT            3,700              57
   United Healthcare Corp.                     10,715             482
   United Illuminating Co.                      2,300              72
#  United International Holdings, Inc.
     Class A                                    4,400              53
#  United Leisure Corp.                         1,800               1
#  United Meridian Corp.                        2,100             109
#  United Natural Foods, Inc.                   2,800              48
   U.S. Bancorp                                 9,215             414
#  U.S. Bioscience                              5,050              64
#  U.S. Filter Corp.                            3,300             105
#  USAir Group, Inc.                            3,700              86
#  U.S. Home Corp.                              2,100              55
#  U.S. Industries, Inc.                        3,100             106
#  US Office Products Co.                       2,500              85
#  United States Can Co.                        4,291              72
#  United States Cellular                       4,900             136
   U S WEST Communications Group               29,300             945
#  U S WEST Media Group                        33,700             623
#  United States Satellite
     Broadcasting Co., Inc. Class A             5,200              51
   United States Surgical Corp.                 3,600             142
   United States Trust Corp.                    1,049              83
   United Technologies Corp.                   15,000             990
   United Television, Inc.                      1,487             130
#  United Waste Systems, Inc.                   2,100              72
   United Wisconsin Services Inc.                 800              21
   Unitrin Inc.                                 2,400             134
#  Unitrode Corp.                               3,589             105
   Universal Corp.                              1,800              58
#  Universal Electronics, Inc.                  2,900              16
   Universal Foods Corp.                        1,500              53
#  Universal Health Services Class B            1,700              49
   Unocal Corp.                                15,300             621
#  Uranium Resources, Inc.                      2,600              20
#  Uroquest Medical Corp.                       6,800              48
#  USDATA Corp., Inc.                           2,497              15
   USLIFE Corp.                                 2,100              70
   Utilicorp United, Inc.                       3,200              86
   VF Corp.                                     3,400             229
#  VLSI Technology, Inc.                        3,000              71
#  Valassis Communication                       2,600              55
   Valhi, Inc.                                  6,900              44
#  Valence Technology                           1,000               4

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                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
   Valero Energy Corp.                          2,600         $    74
   Valley National Bancorp                      2,215              57
#  ValuJet Inc.                                 2,000              13
   Valspar Corp.                                1,100              62
#  Value City Department Stores, Inc.           5,200              55
#  Value Health, Inc.                           2,471              48
   Value Line, Inc.                             2,600             118
#  Vanguard Cellular Systems, Inc.
     Class A                                    4,300              67
#  Vanstar Corp.                                2,400              59
#  Vantive Corp.                                1,500              47
   Varian Associates, Inc.                      1,400              71
#  Vasomedical Inc.                             8,900              18
   Vastar Resources, Inc.                       5,200             198
#  Vencor, Inc.                                 4,000             126
#  Ventritex Inc.                               2,800              68
#  Venture Stores, Inc.                         5,637              17
#  VeriFone, Inc.                               1,500              44
#  Verilink Corp.                               1,700              55
#  Verity, Inc.                                 2,900              44
#  Versant Object Technology Corp.              1,700              32
#  Vertex Industries, Inc.                      6,700               7
   Vesta Insurance Group, Inc.                    800              25
#  Veterinary Centers of America, Inc.          1,740              19
#  Viacom International Inc. Class A            1,040              36
#  Viacom International Inc. Class B           20,422             712
   Viad Corp.                                   7,000             115
#  Viasoft, Inc.                                1,000              47
#  Vicor Corp.                                  2,500              42
#  Vicorp Restaurants, Inc.                     2,600              33
#  Video Lottery                                  500               2
#  Viewlogic Systems, Inc.                      2,909              32
#  Viisage Technology, Inc.                     2,300              33
#  Viking Office Products                       4,900             131
#  VideoLan Technologies, Inc.                  2,500               4
   Vintage Petroleum, Inc.                      1,100              38
#  Vishay Intertechnology, Inc.                 2,877              67
#  Visix Space Inc.                             2,729              61
#  Vitesse Semiconductor Corp.                  2,200             100
#  Vivra, Inc.                                  2,300              63
#  Vmark Software, Inc.                         3,602              27
#  Volt Information Sciences Inc.                 400              17
#  Vons Cos., Inc.                              2,600             156
   Vornado Realty Trust REIT                    1,500              79
   Vulcan Materials Co.                         2,100             128
   WD-40 Co.                                    1,800              92
#  WFS Financial, Inc.                          1,210              23
#  WHX Corp.                                    6,000              53
   WICOR, Inc.                                  1,800              64
#  WMS Industries, Inc.                         2,400              48
   WMX Technologies Inc.                       30,100             982
   WPL Holdings, Inc.                           1,500              42
   WPS Resources Corp.                          2,579              73
#  WSFS Financial Corp.                         2,400              25
#  Waban, Inc.                                  3,900             101
   Wabash National Corp.                        2,550              47
   Wachovia Corp.                               9,900             559
   Wackenhut Corp.                              2,008              35
#  Wackenhut Corrections Corp.                  2,400              48
   Wainwright Bank & Trust Co.                    200               1
   Wal-Mart Stores, Inc.                      141,000           3,225
   Walbro Corp.                                 2,400              44
   Walgreen Co.                                15,100             604
#  Walker Interactive Systems, Inc.             4,300              58
#  Wall Data Inc.                               3,404              51
   Wallace Computer Services, Inc.              2,900             100
#  Wang Laboratories, Inc.                      2,300              47
   Warnaco Group                                2,900              86
   Warner-Lambert Co.                          16,400           1,230
   Washington Energy Co.                        3,000              62
   Washington Federal Inc.                      4,634             122
   Washington Gas Light Corp.                   2,600              59
   Washington Mutual Inc.                       4,500             195
   Washington National Corp.                    2,100              58
   Washington Post Co. Class B                    600             201
   Washington Real Estate
     Investment Trust REIT                      4,500              79
   Washington Water Power Co.                   2,800              52
#  Waters Corp.                                 1,700              52
   Watkins-Johnson Co.                            700              17
#  Watson Pharmaceuticals, Inc.                 1,700              76
   Wausau Paper Mills Co.                       2,186              40
   Waverly, Inc.                                3,382              81
#  Weatherford Enterra Inc.                     3,025              91
#  Webco Industries, Inc.                       1,400               7
   Weingarten Realty Investors REIT             1,500              61
#  Weirton Steel                               13,700              48
   Weis Markets, Inc.                           2,400              76
#  Wellcare Management Group, Inc.              4,000              32
   Wellman, Inc.                                1,700              29
   Wellpoint Health Networks Inc.
     Class A                                    3,468             119
   Wells Fargo & Co.                            5,718           1,542
   Wellsford Residential Property
     Trust REIT                                 2,850              69
   Wendy's International, Inc.                  7,400             152
   Werner Enterprises, Inc.                     5,550             101
   Wesco Financial Corp.                          600             112
#  Western Atlas Inc.                           2,900             205
#  Western Digital Corp.                        2,600             148
   Western Investment Real Estate
     Trust REIT                                 7,000              91
   Western National Corp.                       3,700              71
#  Western Pacific Airlines, Inc.                 700               5
   Western Resources, Inc.                      4,000             123
   Westinghouse Air Brake Co.                   2,200              28
   Westinghouse Electric Corp.                 24,700             491
#  Westpoint Stevens, Inc.                      1,900              56
   Westvaco Corp.                               6,250             180
#  WetSeal, Inc. Class A                        2,400              51
   Weyerhaeuser Co.                            11,900             564
   Wheelabrator Technologies, Inc.              9,300             151
   Whirlpool Corp.                              4,400             205
#  White River                                    300              17
   Whitman Corp.                                5,800             133
   Whitney Holdings                             2,705              95
#  Whole Foods Market, Inc.                     3,100              69
   Willamette Industries, Inc.                  3,400             237
   Williams Cos., Inc.                          9,308             349
#  Clayton Williams Energy, Inc.                5,700             100
#  Williams Sonoma, Inc.                        2,692              97
   Wilmington Trust Corp.                       2,100              83

                                       31
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
---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
BALANCED INDEX FUND                            SHARES           (000)
---------------------------------------------------------------------
#  Wind River Systems                           1,600         $    76
   Windmere-Durable Holdings Inc.               2,700              35
   Winn Dixie Stores, Inc.                      8,900             281
#  Winslow Furniture Co.                        6,700              66
#  Winter Sports Inc.                           3,625              52
#  Wireless One, Inc.                           2,200              15
#  Wisconsin Central
     Transportation Corp.                       2,700             107
   Wisconsin Energy Corp.                       6,800             183
   Wiser Oil Co.                                  400               8
   Witco Chemical Corp.                         3,000              91
   Wolohan Lumber Co.                           4,222              53
#  Wonderware Corp.                             1,100              10
#  Woolworth Corp.                              7,800             171
#  World Acceptance Corp.                         800               5
#  World Color Press, Inc.                      2,000              38
#  WorldCom, Inc.                              23,924             624
   Worthington Foods                            1,000              19
   Worthington Industries, Inc.                 5,050              92
   Wrigley, (Wm.) Jr. Co.                       6,800             383
   Wyle Electronics                             2,900             114
#  Wyman Gordon Corp.                           2,600              58
#  Xiox Corp.                                   1,900               7
#  Xilinx, Inc.                                 4,500             166
   Xerox Corp.                                 18,900             995
   Xtra Corp.                                   1,000              43
#  Xylan Corp.                                  2,200              62
   York International Corp.                     2,300             128
#  York Research Corp.                          5,900              55
#  Young Broadcasting Corp.                     1,600              47
#  Zebra Technologies Class A                   1,100              25
#  Zenith Electronics Corp.                     3,400              37
   Zenith National Insurance Corp.                800              22
#  Zilog Inc.                                   3,500              91
   Zions Bancorp.                               1,500             156
   Zurich Reinsurance Centre
     Holdings, Inc.                             2,200              69
   Zurn Industries, Inc.                        1,900              50
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $334,911)                                            470,131
---------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
---------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (25.4%)
---------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (12.5%)
U.S. Treasury Bonds
   7.25%, 8/15/22                            $    325             344
   7.625%, 11/15/22                             1,975           2,180
   8.00%, 11/15/21                                950           1,089
   8.125%, 8/15/19                              8,105           9,375
   8.125%, 5/15/21                                160             186
   8.125%, 8/15/21                              7,725           8,968
   8.50%, 2/15/20                               2,705           3,249
   8.75%, 5/15/17                               5,655           6,900
   8.75%, 5/15/20                               1,275           1,570
   8.875%, 8/15/17                              2,845           3,514
   8.875%, 2/15/19                                750             931
   9.125%, 5/15/18                              1,935           2,451
   10.375%, 11/15/09                            4,865           6,010
   10.375%, 11/15/12                            1,775           2,286
   13.875%, 5/15/11                               200             302
   14.00%, 11/15/11                             2,865           4,405
U.S. Treasury Notes
   5.50%, 11/15/98                              5,675           5,637
   5.625%, 11/30/00                             2,560           2,514
   5.75%, 10/31/00                                875             863
   5.75%, 8/15/03                               1,500           1,455
   6.25%, 5/31/00                                 150             151
   6.25%, 4/30/01                               5,000           5,011
   6.25%, 2/15/03                                 800             799
   6.375%, 3/31/01                              2,575           2,592
   7.00%, 4/15/99                               2,900           2,965
   7.00%, 7/15/06                               3,050           3,169
   7.50%, 11/15/01                              4,340           4,568
   7.50%, 2/15/05                                 655             700
   7.75%, 11/30/99                              4,900           5,120
   7.75%, 2/15/01                                 275             291
   7.875%, 11/15/04                               450             491
   8.00%, 8/15/99                               1,085           1,136
   8.25%, 7/15/98                               8,250           8,544
   8.50%, 2/15/00                               1,000           1,068
   8.75%, 8/15/00                               2,025           2,195
   9.125%, 5/15/99                                550             588
                                                              -------
                                                              103,617
                                                              -------
AGENCY BONDS AND NOTES (0.9%)
Federal Home Loan Mortgage Corp.
   6.785%, 3/1/06                                 675             658
   7.09%, 6/1/05                                  400             399
Federal National Mortgage Assn.
   4.95%, 9/30/98                               1,250           1,230
   5.30%, 3/11/98                               1,000             995
   5.35%, 8/12/98                               1,250           1,239
   5.80%, 12/10/03                              1,200           1,151
   6.25%, 8/12/03                                 850             824
   7.55%, 6/10/04                                 850             864
   MTN 8.625%, 10/18/21                           100             104
                                                              -------
                                                                7,464
                                                              -------
MORTGAGE OBLIGATIONS (12.0%)
Federal Home Loan Mortgage Corp.
   5.50%, 9/1/98-1/1/09                           389             381
   6.00%, 12/1/98-4/1/26                        2,646           2,560
   6.50%, 1/1/98-5/1/26                         6,354           6,178
   7.00%, 2/1/97-6/1/26                         7,260           7,195
   7.50%, 9/1/97-9/1/26                         5,323           5,364
   8.00%, 7/1/97-8/1/26                         3,470           3,551
   8.50%, 11/1/06-9/1/25                        1,564           1,628
   9.00%, 1/1/05-5/1/25                           904             955
   9.50%, 8/1/03-2/1/25                           554             597
   10.00%, 3/1/17-4/1/25                          361             393
Federal National Mortgage Assn.
   5.50%, 1/1/01-11/1/08                          153             147
   6.00%, 8/1/00-2/1/26                         2,931           2,817
   6.50%, 3/1/00-7/1/26                         7,715           7,493
   7.00%, 5/1/00-12/1/26                       11,215          11,073
   7.50%, 4/1/99-12/1/26                        8,496           8,536
   8.00%, 5/1/99-12/1/26                        6,105           6,242
   8.50%, 10/1/04-10/1/26                       2,484           2,581
   9.00%, 9/1/04-6/1/26                         1,318           1,392
   9.50%, 4/1/05-2/1/25                           756             818
   10.00%, 7/1/05-8/1/21                          176             190

                                       32
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
---------------------------------------------------------------------
                                                 FACE          MARKET
                                               AMOUNT          VALUE*
                                                (000)           (000)
---------------------------------------------------------------------
   10.50%, 8/1/20                            $     44         $    48
Government National Mortgage Assn.
   6.00%, 3/15/09-5/15/26                         755             715
   6.50%, 9/15/08-4/15/26                       2,772           2,671
   7.00%, 5/15/08-6/15/26                       5,952           5,859
   7.50%, 5/15/08-12/15/26                      6,141           6,174
   8.00%, 4/15/02-10/15/26                      5,710           5,847
   8.50%, 7/15/01-10/15/26                      2,332           2,427
   9.00%, 2/15/04-7/15/26                       2,440           2,586
   9.50%, 9/15/18-12/15/25                      1,226           1,327
   10.00%, 10/15/17-2/15/26                       651             716
   10.50%, 9/15/15-9/15/19                        116             129
   11.00%, 7/15/13-12/15/15                        89             100
   12.00%, 2/15/14                                 73              84
                                                              -------
                                                               98,774
                                                              -------
---------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
   (COST $208,681)                                            209,855
---------------------------------------------------------------------
CORPORATE BONDS (12.2%)
---------------------------------------------------------------------
ASSET-BACKED (2.2%)
Banc One Credit Card Master Trust
   7.55%, 12/15/99                                500             507
Chase Manhattan Credit Card Trust
   7.40%, 5/15/00                                 413             414
Discover Card Master Trust
   5.40%, 11/16/01                              3,000           2,966
First Chicago Master Trust
   6.25%, 8/15/99                                 850             850
First Deposit Master Trust
   5.75%, 6/15/01                               2,500           2,493
   6.05%, 8/15/02                               2,500           2,503
MBNA Master Credit Card Trust
   6.20%, 8/15/99                                 850             850
   7.75%, 10/15/98                                183             184
Sears Credit Account Master Trust
   7.25%, 7/16/01                                 500             504
   8.10%, 6/15/04                               2,500           2,623
Standard Credit Card Master Trust
   5.90%, 2/8/99                                1,000             996
   6.80%, 4/7/01                                  500             507
   7.875%, 1/7/00                               2,500           2,575
                                                              -------
                                                               17,972
                                                              -------
FINANCE (4.7%)
American Express Credit Corp.
   8.50%, 6/15/99                                 175             184
American General Finance Corp.
   5.875%, 7/1/00                                 450             441
   8.00%, 2/15/00                               1,000           1,042
Associates Corp.
   5.875%, 8/15/97                                500             500
   6.25%, 3/15/99                                 500             500
   7.50%, 4/15/02                                 350             363
AVCO Financial Services
   5.50%, 5/1/98                                  500             497
BankAmerica Corp.
   7.50%, 10/15/02                                200             207
   10.00%, 2/1/03                                 200             231
Bear Stearns Co., Inc.
   6.625%, 1/15/04                                300             293
   9.125%, 4/15/98                              1,000           1,037
Beneficial Corp.
   9.125%, 2/15/98                                400             413
Chase Manhattan Corp.
   6.625%, 1/15/98                                350             352
Chrysler Finance Corp.
   5.375%, 10/15/98                               500             493
   5.625%, 1/15/99                              1,425           1,411
CIT Group Holdings
   6.625%, 6/15/05                                350             344
Citicorp
   10.15%, 2/15/98                              1,600           1,673
CoreStates Capital
   6.625%, 3/15/05                                700             681
Countrywide Funding
   MTN 7.31%, 8/28/00                             400             409
Dean Witter Discover & Co.
   6.00%, 3/1/98                                2,250           2,251
First Chicago Corp.
   11.25%, 2/20/01                                400             466
First Union Corp.
   8.125%, 6/24/02                                500             530
Fleet Financial Group
   6.875%, 3/1/03                                 400             401
   7.125%, 4/15/06                                500             499
Ford Motor Credit Corp.
   6.25%, 2/26/98                                 500             501
   8.20%, 2/15/02                                 600             637
General Motors Acceptance Corp.
   7.125%, 6/1/99                                 500             508
   9.625%, 12/15/01                               600             672
Great Western Financial Corp.
   6.125%, 6/15/98                              1,400           1,400
   6.375%, 7/1/00                               1,000             995
Household Finance Corp.
   7.65%, 5/15/07                                 350             365
Lehman Brothers Holdings, Inc.
   5.75%, 2/15/98                                 750             746
Mellon Financial Corp.
   6.50%, 12/1/97                                 200             201
   7.625%, 11/15/99                               350             361
Merrill Lynch & Co., Inc.
   6.50%, 4/1/01                                2,000           1,995
   8.30%, 11/1/02                                 125             134
   9.00%, 5/1/98                                  250             259
Morgan Stanley Group, Inc.
   9.25%, 3/1/98                                  225             233
NCNB Corp.
   9.50%, 6/1/04                                  275             316
NationsBank Corp.
   6.50%, 3/15/06                                 300             288
   6.75%, 8/15/00                               1,200           1,211
   7.00%, 9/15/01                               1,500           1,520
Orion Capital
   7.25%, 7/15/05                               1,000             999
PaineWebber Group Inc.
   7.00%, 3/1/00                                  750             755
Republic New York Corp.
   7.75%, 5/15/02                                 500             524
   7.75%, 5/15/09                                 300             315
Salomon Inc.
   6.70%, 12/1/98                               1,500           1,506

                                       33
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
---------------------------------------------------------------------
                                                 FACE          MARKET
                                               AMOUNT          VALUE*
BALANCED INDEX FUND                             (000)           (000)
---------------------------------------------------------------------
Sears Roebuck Acceptance Corp.
   6.125%, 1/15/06                           $    350         $   330
   6.50%, 6/15/00                               1,400           1,401
   6.75%, 9/15/05                                 400             394
Smith Barney Holdings, Inc.
   6.875%, 6/15/05                                200             197
   7.98%, 3/1/00                                1,300           1,353
SunTrust Banks, Inc.
   7.375%, 7/1/06                                 600             617
Transamerica Financial Corp.
   8.375%, 2/15/98                                425             435
Travelers/Aetna Property
   Casualty Corp.
   7.75%, 4/15/26                                 450             463
USF&G Corp.
   8.375%, 6/15/01                              1,000           1,062
U S WEST Financial
   MTN 8.85%, 9/20/99                             500             530
Wells Fargo & Co.
   6.875%, 4/1/06                                 600             590
                                                              -------
                                                               39,031
                                                              -------
INDUSTRIAL (3.8%)
American Airlines Equipment
   Trust Certificates
   9.71%, 1/2/07                                  388             436
American Brands, Inc.
   7.875%, 1/15/23                                100             105
Anheuser-Busch Cos., Inc.
   7.375%, 7/1/23                                 125             123
   8.625%, 12/1/16                                200             209
Applied Materials, Inc.
   8.00%, 9/1/04                                  125             132
Archer-Daniels-Midland Co.
   8.875%, 4/15/11                                295             341
Auburn Hills Trust
   12.00%, 5/1/20                                 175             265
BP America, Inc.
   8.875%, 12/1/97                              1,000           1,026
Black & Decker Corp.
   6.625%, 11/15/00                             1,000           1,000
   7.50%, 4/1/03                                1,000           1,031
Bowater Inc.
   9.375%, 12/15/21                               500             598
Burlington Northern Santa Fe Corp.
   6.375%, 12/15/05                               150             144
   6.875%, 2/15/16                                500             472
   7.00%, 12/15/25                                100              93
CSX Corp.
   8.625%, 5/15/22                                100             111
Conrail Corp.
   9.75%, 6/15/20                                 120             148
Cyprus Minerals
   6.625%, 10/15/05                               600             579
Deere & Co.
   8.50%, 1/9/22                                  100             113
Delta Airlines Equipment
   Trust Certificates
   8.54%, 1/2/07                                  416             442
Eastman Chemical
   6.375%, 1/15/04                                300             292
   7.25%, 1/15/24                                 450             437
Ford Capital BV
   9.00%, 8/15/98                                 600             626
   9.375%, 1/1/98                                 750             775
   9.50%, 6/1/10                                  100             119
Gannett Co.
   5.85%, 5/1/00                                1,000             982
General Motors Corp.
   9.625%, 12/1/00                                950           1,049
W.R. Grace & Co.
   7.40%, 2/1/00                                1,350           1,381
   8.00%, 8/15/04                                 150             159
International Business Machines Corp.
   7.125%, 12/1/20/96                             425             404
International Paper Co.
   7.625%, 1/15/07                                100             104
May Department Stores Co.
   9.75%, 2/15/21                                 120             145
McDonald's Corp.
   6.75%, 2/15/03                                 300             301
MedPartners Inc.
   7.375%, 10/1/06                                300             301
Mobil Corp.
   7.625%, 2/23/33                                175             176
   ESOP 9.17%, 2/29/00                            714             750
News America Holdings
   8.50%, 2/15/05                                 700             750
   9.125%, 10/15/99                             2,500           2,668
Noranda, Inc.
   7.50%, 7/15/03                                 500             513
Occidental Petroleum
   MTN 8.50%, 11/9/01                           1,200           1,285
   8.50%, 9/15/04                                 500             520
J.C. Penney Co., Inc.
   6.875%, 6/15/99                                750             759
   7.125%, 11/15/23                               100              94
   9.05%, 3/1/01                                  300             326
PepsiCo, Inc.
   6.125%, 1/15/98                                250             251
Philip Morris Cos., Inc.
   8.25%, 10/15/03                                200             213
Phillips Petroleum Co.
   9.00%, 6/1/01                                1,000           1,089
Praxair Inc.
   6.25%, 6/30/00                               1,250           1,243
   6.75%, 3/1/03                                1,000             999
Quaker State Corp.
   6.625%, 10/15/05                               600             579
Sears, Roebuck & Co.
   9.25%, 4/15/98                               1,250           1,298
Tenneco Inc.
   10.075%, 2/1/01                                850             950
Texaco Capital Corp.
   7.50%, 3/1/43                                  150             149
   8.875%, 9/1/21                                 100             118
Texas Instruments, Inc.
   6.125%, 2/1/06                                 600             566
Union Carbide Corp.
   6.75%, 4/1/03                                  500             497
   7.75%, 10/1/2096                               100             101
   7.875%, 4/1/23                                 200             208

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
---------------------------------------------------------------------
                                                 FACE          MARKET
                                               AMOUNT          VALUE*
                                                (000)           (000)
---------------------------------------------------------------------
Union Oil of California
   6.375%, 2/1/04                            $    150         $   145
   9.125%, 2/15/06                                160             180
   9.25%, 2/1/03                                  325             363
Union Pacific Corp.
   8.625%, 5/15/22                                225             241
Whirlpool Corp.
   9.00%, 3/1/03                                  200             221
                                                              -------
                                                               31,695
                                                              -------
UTILITIES (1.5%)
Alabama Power Co.
   8.75%, 12/1/21                                 168             178
Arizona Public Service Co.
   7.25%, 8/1/23                                  400             377
   8.00%, 2/1/25                                  225             227
Baltimore Gas & Electric Co.
   8.375%, 8/15/01                                800             857
Carolina Power & Light Co.
   6.875%, 8/15/23                                275             254
Coastal Corp.
   7.75%, 10/15/35                                750             764
Connecticut Power and Light Co.
   7.625%, 4/1/97                                 483             483
Consolidated Edison Co. of
   New York, Inc.
   6.625%, 2/1/02                               1,000             997
Enron Corp.
   7.125%, 5/15/07                                300             302
   9.65%, 5/15/01                                 400             442
GTE Corp.
   7.83%, 5/1/23                                  500             503
Houston Lighting and Power Co.
   8.75%, 3/1/22                                  150             160
Illinois Power Co.
   7.50%, 7/15/25                                 500             480
MCI Communications Corp.
   7.50%, 8/20/04                                 450             466
   7.75%, 3/23/25                                 350             354
Michigan Bell Telephone Co.
   7.50%, 2/15/23                                 175             174
New England Telephone & Telegraph
   9.00%, 8/1/31                                1,000           1,089
New York Telephone Co.
   7.00%, 8/15/25                                 200             188
Northern Telecom Ltd.
   6.875%, 9/1/23                                 500             467
Pacific Bell Corp.
   7.25%, 7/1/02                                  275             282
Southern Bell Corp.
   7.625%, 3/15/13                                550             548
Southwestern Bell Corp.
   7.25%, 7/15/25                                 400             389
   7.625%, 10/1/13                                175             178
   7.625%, 3/1/23                                 725             732
Texas Utilities Co.
   7.875%, 3/1/23                                 225             226
   8.125%, 2/1/02                                 400             423
Union Electric Corp.
   7.65%, 7/15/03                                 250             261
Virginia Electric & Power Co.
   6.625%, 4/1/03                                 250             249
                                                              -------
                                                               12,050
                                                              -------
---------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $100,733)                                            100,748
---------------------------------------------------------------------
FOREIGN & INTERNATIONAL AGENCY BONDS
   (DOLLAR DENOMINATED) (1.8%)
---------------------------------------------------------------------
Asian Development Bank
   9.125%, 6/1/00                                 500             542
Province of British Columbia
   7.00%, 1/15/03                                 230             235
British Columbia Hydro
   12.50%, 9/1/13                                 500             566
Export Import Bank of Japan
   9.00%, 4/15/98                                 500             518
Grand Metropolitan Investment Corp.
   9.00%, 8/15/11                                 250             297
Hanson Overseas
   7.375%, 1/15/03                                600             616
Republic of Indonesia
   7.75%, 8/1/06                                1,000           1,014
Inter-American Development Bank
   8.50%, 3/15/11                                 175             200
KFW International Finance, Inc.
   7.20%, 3/15/14                                 300             304
   7.625%, 2/15/04                                400             422
   8.85%, 6/15/99                                 550             582
Korean Development Bank
   6.625%, 11/21/03                               850             842
   7.25%, 5/15/06                                 750             763
Province of Manitoba
   7.75%, 2/1/02                                  825             866
   8.75%, 5/15/01                                 300             325
   9.50%, 10/1/00                                 160             176
   9.625%, 12/1/18                                400             504
National Westminster Bancorp Inc.
   9.375%, 11/15/03                               500             570
Province of New Brunswick
   8.75%, 5/1/22                                  400             469
New Zealand Government
   8.75%, 12/15/06                                200             229
Province of Newfoundland
   7.32%, 10/13/23                                600             591
Noranda Inc.
   8.625%, 7/15/02                                550             593
Bank of Nova Scotia
   6.875%, 5/1/03                                 250             251
Province of Ontario
   7.375%, 1/27/03                                175             182
   7.75%, 6/4/02                                  275             291
Province of Saskatchewan
   8.00%, 7/15/04                               1,600           1,716
Kingdom of Thailand
   8.25%, 3/15/02                               1,200           1,276
---------------------------------------------------------------------
TOTAL FOREIGN & INTERNATIONAL AGENCY BONDS
   (COST $14,922)                                              14,940
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                 FACE          MARKET
                                               AMOUNT          VALUE*
BALANCED INDEX FUND                             (000)           (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.4%)
---------------------------------------------------------------------
U.S. TREASURY BILLS--Note D
   5.022%, 4/3/97                            $    300         $   296
   5.17%, 1/9/97                                  700             699
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.39%, 1/2/97                               19,080          19,080
---------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $20,075)                                              20,075
---------------------------------------------------------------------
TOTAL INVESTMENTS (98.7%)
   (COST $679,322)                                            815,749
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.3%)
---------------------------------------------------------------------
Other Assets--Notes B and E                                    32,989
Liabilities--Note E                                           (22,495)
                                                              -------
                                                               10,494
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 59,366,558 outstanding
   $.001 par value shares
   (authorized 1,000,000,000 shares)                         $826,243
=====================================================================

NET ASSET VALUE PER SHARE                                      $13.92
=====================================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
(1)The combined market value of common stocks, S&P 500 Index futures contracts, and S&P Midcap 400 Index futures contracts represents 59.8% of net assets.
ADR--American Depository Receipt.
MTN--Medium-Term Note.
REIT--Real Estate Investment Trust.


---------------------------------------------------------------------
                                              AMOUNT              PER
                                               (000)            SHARE
---------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
Paid in Capital--Note C                     $682,164           $11.49
Undistributed Net
 Investment Income                             1,089              .02
Accumulated Net
 Realized Gains--Note C                        6,270              .11
Unrealized Appreciation--Note D
 Investment Securities                       136,427             2.30
 Futures Contracts                               293               --
---------------------------------------------------------------------
  NET ASSETS                                 $826,243          $13.92
=====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

---------------------------------------------------------------------------------------------
                                                                          BALANCED INDEX FUND
                                                                 YEAR ENDED DECEMBER 31, 1996
                                                                                        (000)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                                       $  7,693
     Interest                                                                          18,316
                                                                                     --------
          Total Income                                                                 26,009
                                                                                     --------
EXPENSES
     The Vanguard Group--Note B
          Investment Advisory Services                                                     53
          Management and Administrative                                                   812
          Marketing and Distribution                                                      162
     Taxes (other than income taxes)                                                      103
     Custodian Fees                                                                        72
     Auditing Fees                                                                          9
     Shareholders' Reports                                                                104
     Annual Meeting and Proxy Costs                                                         9
     Directors' Fees and Expenses                                                           2
                                                                                     --------
          Total Expenses                                                                1,326
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                  24,683
---------------------------------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold                                                        16,405
     Futures Contracts                                                                  1,983
---------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                      18,388
---------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                             45,673
     Futures Contracts                                                                    333
---------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                       46,006
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $ 89,077
=============================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------
                                                                               BALANCED INDEX FUND
                                                                              YEAR ENDED DECEMBER 31,
                                                                           --------------------------
                                                                                1996            1995
                                                                               (000)           (000)
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                  $  24,683       $  18,643
    Realized Net Gain                                                         18,388           2,980
    Change in Unrealized Appreciation (Depreciation)                          46,006          98,148
                                                                           --------------------------
       Net Increase in Net Assets Resulting from Operations                   89,077         119,771
                                                                           --------------------------
DISTRIBUTIONS
    Net Investment Income                                                    (26,003)        (19,091)
    Realized Capital Gain                                                     (6,552)         (2,247)
                                                                           --------------------------
       Total Distributions                                                   (32,555)        (21,338)
                                                                           --------------------------
NET EQUALIZATION CREDITS--Note A                                               1,844             694
                                                                           --------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                   335,694         172,905
    Issued in Lieu of Cash Distributions                                      30,251          20,070
    Redeemed                                                                (188,183)       (104,838)
                                                                           --------------------------
       Net Increase from Capital Share Transactions                          177,762          88,137
-----------------------------------------------------------------------------------------------------
    Total Increase                                                           236,128         187,264
-----------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                        590,115         402,851
                                                                           --------------------------
    End of Year                                                             $826,243        $590,115
=====================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                    25,404          14,759
    Issued in Lieu of Cash Distributions                                       2,219           1,647
    Redeemed                                                                 (14,458)         (9,160)
                                                                           --------------------------
       Net Increase in Shares Outstanding                                     13,165           7,246
=====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         BALANCED INDEX FUND
                                                                                 YEAR ENDED DECEMBER 31,
                                                                     --------------------------------------------    SEP. 28* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                         1996         1995        1994         1993  DEC. 31, 1992
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $12.77       $10.34      $10.91       $10.31         $10.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                              .50         .45          .41          .39            .08
     Net Realized and Unrealized Gain (Loss) on Investments            1.26        2.48         (.58)         .63            .31
                                                                     -----------------------------------------------------------
          Total from Investment Operations                             1.76        2.93         (.17)        1.02            .39
                                                                     -----------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                              (.49)       (.45)        (.40)        (.39)          (.08)
     Distributions from Realized Capital Gains                         (.12)       (.05)          --         (.03)            --
                                                                     -----------------------------------------------------------
          Total Distributions                                          (.61)       (.50)        (.40)        (.42)          (.08)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $13.92      $12.77       $10.34       $10.91         $10.31
=================================================================================================================================

TOTAL RETURN**                                                       13.95%      28.64%       -1.56%       10.00%          3.69%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                              $826        $590         $403         $367           $109
     Ratio of Total Expenses to Average Net Assets                    0.20%       0.20%        0.20%        0.20%         0.22%+
     Ratio of Net Investment Income to Average Net Assets             3.69%       3.85%        3.86%        3.53%         3.76%+
     Portfolio Turnover Rate                                          37%++         16%          16%          25%            17%
     Average Commission Rate Paid                                    $.0226         N/A          N/A          N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------

 *Commencement of Operations.
**Total return figures do not reflect the annual account maintenance fee of $10.
  Subscription period for the Fund was from September 28, 1992, to November 8, 1992, during which time all assets were held in money market instruments. Performance measurement begins on November 9, 1992.
 +Annualized.
++Fund turnover rate excluding in-kind redemptions was 30%.

NOTES TO FINANCIAL STATEMENTS

Vanguard Balanced Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the Fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; securities not traded on the valuation date and securities not listed on an exchange are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

     4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. FUTURES: The Fund uses S&P 500 Index futures contracts and S&P Midcap 400 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between the changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     6. DISTRIBUTIONS. Distributions to shareholders are recorded on the ex-dividend date.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1996, the Fund had contributed capital of $71,000 to Vanguard (included in Other Assets), representing 0.4% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

C. During the year ended December 31, 1996, the Fund purchased $180,073,000 of investment securities and sold $97,498,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $222,001,000 and $142,436,000, respectively.

     During the year ended December 31, 1996, the Fund realized $6,445,000 of net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

D. At December 31, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $136,427,000, consisting of unrealized gains of $154,843,000 on securities that had risen in value since their purchase and $18,416,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 1996, the aggregate settlement value of open S&P 500 Index and S&P Midcap 400 Index futures contracts expiring in March 1997, the unrealized appreciation on those contracts, and the market value of U.S. Treasury bills deposited as initial margin for those contracts were $23,656,000, $293,000, and $995,000, respectively. Unrealized appreciation on open futures contracts is required to be treated as realized gain for federal income tax purposes.

E. The market value of securities on loan to broker/dealers at December 31, 1996, was $2,348,000, for which the Fund held cash collateral of $2,477,250.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard Balanced Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Balanced Index Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD BALANCED INDEX FUND

This information for the fiscal year ended December 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

     The Fund designates $10,241,000 as capital gain dividends (from net long-term capital gains), of which $5,721,000 was distributed to shareholders in December 1996 and $4,520,000 will be distributed in March 1997.

     For corporate shareholders, 28.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.





All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director
           of The Vanguard Group, Inc. and of
           each of the investment companies in
           The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer,
           and Director of The Vanguard Group,
           Inc. and of each of the investment
           companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and
           Director of Rhone-Poulenc Rorer
           Inc.; Director of Sun Company, Inc.
           and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great
           Atlantic and Pacific Tea Co., Alco
           Standard Corp., Raytheon Co.,
           Knight-Ridder, Inc., and Massa-
           chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The
           Brookings Institution; Director of
           American Express Bank Ltd., The St.
           Paul Companies, Inc., and National
           Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's
           Professor of Economics, Princeton
           University; Director of Prudential
           Insurance Co. of America, Amdahl
           Corp., Baker Fentress & Co., The
           Jeffrey Co., and Southern New
           England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and
           Chief Executive Officer of NACCO
           Industries, Inc.; Director of NACCO
           Industries, The BFGoodrich Co., and
           The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive
           Officer of The Nature Conservancy;
           formerly, Director and Senior Partner of McKinsey & Co. and President of New
           York University; Director of Pacific Gas and Electric Co., Procter & Gamble
           Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco
           Brands, Inc.; retired Vice Chairman
           and Director of RJR Nabisco;
           Director of TECO Energy, Inc.
           and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive
           Officer of Rohm & Haas Co.;
           Director of Cummins Engine Co.;
           Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice
           President and Secretary of The
           Vanguard Group, Inc.; Secretary of
           each of the investment companies in
           The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The
           Vanguard Group, Inc.; Treasurer of
           each of the investment companies in
           The Vanguard Group.

KAREN E. WEST, Controller; Principal of The
           Vanguard Group, Inc.; Controller of
           each of the investment companies in
           The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
           Information Technology.

JAMES H. GATELY, Senior Vice President,
           Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
           Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
           Institutional.

RALPH K. PACKARD, Senior Vice President and
           Chief Financial Officer.


[VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
     Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)

Q020-12/96


[PHOTO]